Exhibit 99.17(c)

Schedule of Investments – RS Diversified Growth Fund

December 31, 2006	Shares	Value
Common Stocks — 93.7%
Advertising Agencies — 0.9%
Marchex, Inc., Class B	138,900	$1,858,482
		1,858,482
Air Transportation — 3.0%
AAR Corp.(1)	69,200	2,019,948
Alaska Air Group, Inc.(1)	49,000	1,935,500
UAL Corp.(1)	55,000	2,420,000
		6,375,448
Aluminum — 1.1%
Century Aluminum Co.(1)	51,300	2,290,545
		2,290,545
Biotechnology Research & Production — 3.1%
Array BioPharma, Inc.(1)	112,337	1,451,394
Keryx Biopharmaceuticals, Inc.(1)	136,800	1,819,440
Solexa, Inc.(1)	134,800	1,772,620
ViroPharma, Inc.(1)	114,100	1,670,424
		6,713,878
Casinos & Gambling — 2.0%
Pinnacle Entertainment, Inc.(1)	67,900	2,250,206
Scientific Games Corp., Class A(1)	70,760	2,139,075
		4,389,281
Communications & Media — 0.9%
Linktone Ltd., ADR(1),(3)	359,316	1,864,850
		1,864,850
Communications Technology — 4.6%
Atheros Communications(1)	128,700	2,743,884
Avocent Corp.(1)	66,500	2,251,025
InPhonic, Inc.(1)	198,640	2,202,918
WebEx Communications, Inc.(1)	76,470	2,668,038
		9,865,865
Computer Services, Software & Systems — 6.6%
DealerTrack Holdings, Inc.(1)	93,030	2,736,943
Macrovision Corp.(1)	77,800	2,198,628
Parametric Technology Corp.(1)	121,800	2,194,836
Quest Software, Inc.(1)	142,030	2,080,739
The TriZetto Group, Inc.(1)	157,070	2,885,376
TRX, Inc.(1)	332,230	2,215,974
		14,312,496
Computer Technology — 2.3%
Cray, Inc.(1)	208,232	2,473,796
Trident Microsystems, Inc.(1)	134,954	2,453,464
		4,927,260
Construction — 1.0%
Chicago Bridge & Iron Co. N.V., ADR(3)	81,100	2,217,274
		2,217,274
Consumer Electronics — 2.1%
DTS, Inc.(1)	62,500	1,511,875
The9 Ltd., ADR(1),(3)	95,700	3,083,454
		4,595,329
Drugs & Pharmaceuticals — 0.8%
Flamel Technologies S.A., ADR(1),(3)	59,300	1,776,035
		1,776,035
Electronics – Medical Systems — 1.3%
IntraLase Corp.(1)	122,900	$2,750,502
		2,750,502
Electronics – Semiconductors & Components — 4.3%
Ikanos Communications, Inc.(1)	202,100	1,756,249
NetList, Inc.(1)	158,100	1,536,732
O2Micro International Ltd., ADR(1),(3)	226,357	1,935,352
Silicon Image, Inc.(1)	176,400	2,243,808
Silicon Motion Technology Corp., ADR(1),(3)	114,465	1,816,560
		9,288,701
Energy – Miscellaneous — 2.4%

Aegean Marine Petroleum Network, Inc.(1)	145,410	2,384,724
TETRA Technologies, Inc.(1)	108,600	2,777,988
		5,162,712
Financial – Miscellaneous — 1.1%
Portfolio Recovery Associates, Inc.(1)	49,406	2,306,766
		2,306,766
Financial Data Processing Services & Systems — 0.9%
Heartland Payment Systems, Inc.	67,700	1,912,525
		1,912,525
Financial Information Services — 1.1%
FactSet Research Systems, Inc.	42,160	2,381,197
		2,381,197
Foods — 1.1%
Medifast, Inc.(1)	187,300	2,356,234
		2,356,234
Health Care Facilities — 1.1%
Five Star Quality Care, Inc.(1)	204,740	2,282,851
		2,282,851
Health Care Management Services — 2.7%
Allscripts Healthcare Solutions, Inc.(1)	60,600	1,635,594
Healthspring, Inc.(1)	114,420	2,328,447
Omnicell, Inc.(1)	95,850	1,785,685
		5,749,726
Health Care Services — 2.5%
Healthways, Inc.(1)	69,380	3,310,120
Nighthawk Radiology Holdings, Inc.(1)	81,800	2,085,900
		5,396,020
Insurance – Multi-Line — 2.2%
Amerisafe, Inc.(1)	186,654	2,885,671
Security Capital Assurance Ltd.	69,200	1,925,836
		4,811,507
Insurance – Property & Casualty — 1.2%
First Mercury Financial Corp.(1)	105,550	2,482,536
		2,482,536
Investment Management Companies — 1.0%
Affiliated Managers Group, Inc.(1)	21,260	2,235,064
		2,235,064
Machinery – Construction & Handling — 1.1%
The Manitowoc Company, Inc.	40,200	2,389,086
		2,389,086

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Machinery – Oil/Well Equipment & Services — 2.0%
Dril-Quip, Inc.(1)	55,300	$2,165,548
Superior Energy Services, Inc.(1)	67,000	2,189,560
		4,355,108
Medical & Dental Instruments & Supplies — 7.2%
I-Flow Corp.(1)	194,600	2,909,270
Kyphon, Inc.(1)	51,200	2,068,480
Orthofix International N.V.(1)	79,900	3,995,000
PolyMedica Corp.	54,290	2,193,859
The Spectranetics Corp.(1)	169,421	1,912,763
Viasys Healthcare, Inc.(1)	84,360	2,346,895
		15,426,267
Miscellaneous Materials & Commodities — 1.2%
Ceradyne, Inc.(1)	47,500	2,683,750
		2,683,750
Miscellaneous Producer Durables — 0.9%
BE Aerospace, Inc.(1)	78,200	2,008,176
		2,008,176
Miscellaneous Technology — 0.9%
Vocus, Inc.(1)	114,000	1,915,200
		1,915,200
Oil – Crude Producers — 1.9%
Carrizo Oil & Gas, Inc.(1)	53,300	1,546,766
Range Resources Corp.	94,700	2,600,462
		4,147,228
Production Technology Equipment — 3.5%
Entegris, Inc.(1)	416,350	4,504,907
FEI Co.(1)	111,300	2,934,981
		7,439,888
Railroad Equipment — 1.1%
American Railcar Industries, Inc.	67,729	2,305,495
		2,305,495
Real Estate Investment Trusts — 1.6%
Ashford Hospitality Trust	135,500	1,686,975
JER Investors Trust, Inc.	85,700	1,771,419
		3,458,394
Restaurants — 2.4%
California Pizza Kitchen, Inc.(1)	68,450	2,280,069
Krispy Kreme Doughnuts, Inc.(1)	261,700	2,904,870
		5,184,939
Retail — 5.5%
Aeropostale, Inc.(1)	70,600	2,179,422
Bebe Stores, Inc.	144,200	2,853,718
Build-A-Bear-Workshop, Inc.(1)	80,700	2,261,214
Cache, Inc.(1)	88,529	2,234,472
Volcom, Inc.(1)	78,500	2,321,245
		11,850,071
Securities Brokerage & Services — 2.2%
Investment Technology Group, Inc.(1)	65,850	2,823,648
Thomas Weisel Partners Group, Inc.(1)	91,800	1,936,980
		4,760,628
Services – Commercial — 5.9%
FTI Consulting, Inc.(1)	165,230	4,608,265
Kenexa Corp.(1)	64,200	2,135,292
Net 1 UEPS Technologies, Inc.(1)	94,400	$2,790,464
Nutri/System, Inc.(1)	48,510	3,075,049
		12,609,070
Shoes — 1.0%
Iconix Brand Group, Inc.(1)	116,000	2,249,240
		2,249,240
Steel — 1.9%
Carpenter Technology Corp.	20,700	2,122,164
IPSCO, Inc.	21,800	2,046,366
		4,168,530
Telecommunications Equipment — 0.8%
Occam Networks, Inc.(1)	104,890	1,730,685
		1,730,685
Utilities – Telecommunications — 1.3%
Time Warner Telecom, Inc., Class A(1)	137,320	2,736,788
		2,736,788

Total Common Stocks (Cost $178,390,623)		201,721,627

	Shares	Value
Other Investment Companies — 4.1%
iShares Russell 2000 Growth Index Fund	111,500	8,782,855
Total Other Investment Companies (Cost $8,759,184)		8,782,855
Other Investments – For Trustee Deferred
Compensation Plan — 0.1%
RS Emerging Growth Fund, Class A(10)	407	14,506
RS Global Natural Resources Fund, Class A(10)	1,601	49,382
RS Growth Fund, Class A(10)	76	1,153
RS Investors Fund, Class A(10)	258	3,032
RS MidCap Opportunities Fund, Class A(10)	618	8,750
RS Partners Fund, Class A(10)	2,343	82,130
RS Smaller Company Growth Fund, Class A(10)	2,583	54,505
RS Value Fund, Class A(10)	6	167
Total Other Investments (Cost $183,572)		213,625

Value
Short-Term Investments — 2.9%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	6,300,591
Total Short-Term Investments (Cost $6,300,591)	6,300,591
Total Investments — 100.8% (Cost $193,633,970)	217,018,698
Other Liabilities, Net — (0.8)%	(1,693,250)
Total Net Assets — 100.0%	$215,325,448

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Emerging Growth Fund

December 31, 2006	Shares	Value
Common Stocks — 99.2%
Advertising Agencies — 2.7%
aQuantive, Inc.(1)	326,040	$8,040,146
ValueClick, Inc.(1)	492,870	11,646,518
		19,686,664
Aerospace — 0.6%
HEICO Corp.	106,710	4,143,549
		4,143,549
Air Transportation — 0.5%
Allegiant Travel Co.(1)	135,232	3,794,610
		3,794,610
Banks – Outside New York City — 1.7%
Boston Private Financial Holdings, Inc.	236,515	6,672,088
PrivateBancorp, Inc.	148,534	6,183,471
		12,855,559
Biotechnology Research & Production — 3.4%
Array BioPharma, Inc.(1)	363,261	4,693,332
Keryx Biopharmaceuticals, Inc.(1)	528,600	7,030,380
PDL BioPharma, Inc.(1)	135,430	2,727,560
Solexa, Inc.(1)	556,310	7,315,477
ViroPharma, Inc.(1)	236,760	3,466,166
		25,232,915
Casinos & Gambling — 2.0%
Melco PBL Entertainment Ltd., ADR,(1),(3)	13,900	295,514
Pinnacle Entertainment, Inc.(1)	261,630	8,670,418
Scientific Games Corp., Class A(1)	202,010	6,106,762
		15,072,694
Communications Technology — 6.3%
Acme Packet, Inc.(1)	265,660	5,483,222
Atheros Communications(1)	371,300	7,916,116
AudioCodes Ltd.(1)	562,148	5,267,327
Cbeyond, Inc.(1)	158,480	4,847,903
CommScope, Inc.(1)	158,110	4,819,193
Ixia(1)	383,720	3,683,712
j2 Global Communications, Inc.(1)	242,845	6,617,526
Optium Corp.(1)	3,240	80,806
WebEx Communications, Inc.(1)	229,240	7,998,184
		46,713,989
Computer Services, Software & Systems — 12.3%
Akamai Technologies, Inc.(1)	154,040	8,182,605
Altiris, Inc.(1)	344,550	8,744,679
Blackbaud, Inc.	102,130	2,655,380
Commvault Systems, Inc.(1)	32,670	653,727
COMSYS IT Partners, Inc.(1)	260,658	5,267,898
DealerTrack Holdings, Inc.(1)	292,778	8,613,529
Digital River, Inc.(1)	150,640	8,404,205
Equinix, Inc.(1)	97,790	7,394,880
Hyperion Solutions Corp.(1)	92,250	3,315,465
Informatica Corp.(1)	406,230	4,960,068
Isilon Systems, Inc.(1)	6,580	181,608
MicroStrategy, Inc., Class A(1)	60,080	6,849,721
Nuance Communications, Inc.(1)	584,480	6,698,141
Omniture, Inc.(1)	177,350	2,497,088
Quest Software, Inc.(1)	102,620	1,503,383
SAVVIS, Inc.(1)	126,100	$4,503,031
The TriZetto Group, Inc.(1)	567,820	10,430,853
		90,856,261
Computer Technology — 3.0%
Rackable Systems, Inc.(1)	196,480	6,084,985
Synaptics, Inc.(1)	396,200	11,763,178
Trident Microsystems, Inc.(1)	217,210	3,948,878
		21,797,041
Consumer Electronics — 4.3%
Internap Network Services Corp.(1)	77,690	1,543,700
Netflix, Inc.(1)	344,840	8,917,563
The9 Ltd., ADR(1),(3)	355,300	11,447,766
THQ, Inc.(1)	232,020	7,545,290
WebSideStory, Inc.(1)	208,880	2,644,421
		32,098,740
Cosmetics — 0.7%
Bare Escentuals, Inc.(1)	148,980	4,628,808
Physicians Formula Holdings, Inc.(1)	44,530	832,266
		5,461,074
Diversified Financial Services — 1.7%
Greenhill & Co., Inc.	85,720	6,326,136
Huron Consulting Group, Inc.(1)	135,014	6,121,535
		12,447,671
Drugs & Pharmaceuticals — 0.8%
Catalyst Pharmaceutical Partners, Inc.(1)	139,690	674,703
United Therapeutics Corp.(1)	95,080	5,169,499
		5,844,202
Electronics — 0.3%
Daktronics, Inc.	58,170	2,143,564
		2,143,564
Electronics — Medical Systems — 3.4%
Hologic, Inc.(1)	203,320	9,612,970
Illumina, Inc.(1)	196,410	7,720,877
IntraLase Corp.(1)	265,140	5,933,833
Neurometrix, Inc.(1)	126,990	1,893,421
		25,161,101
Electronics – Semiconductors & Components — 5.9%
First Solar, Inc.(1)	25,170	750,066
IPG Photonics Corp.(1)	152,860	3,668,640
O2Micro International Ltd., ADR(1),(3)	629,590	5,382,995
PLX Technology, Inc.(1)	295,570	3,854,233
Qimonda AG, ADR(1),(3)	345,120	6,043,051
Silicon Image, Inc.(1)	697,220	8,868,638
Silicon Motion Technology Corp., ADR(1),(3)	429,150	6,810,610
Techwell, Inc.(1)	327,776	5,264,083
Tessera Technologies, Inc.(1)	79,200	3,194,928
		43,837,244
Energy – Miscellaneous — 1.5%
Aegean Marine Petroleum Network, Inc.(1)	249,340	4,089,176
TETRA Technologies, Inc.(1)	277,340	7,094,357
		11,183,533

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Engineering & Contracting Services — 0.1%
KBR, Inc.(1)	29,060	$760,210
		760,210
Finance Companies — 0.8%
International Securities Exchange
Holdings, Inc., Class A	130,620	6,111,710
		6,111,710
Financial – Miscellaneous — 2.8%
Portfolio Recovery Associates, Inc.(1)	284,650	13,290,308
Sotheby’s	237,130	7,355,773
		20,646,081
Financial Data Processing Services & Systems — 1.5%
Heartland Payment Systems, Inc.	212,490	6,002,842
TradeStation Group, Inc.(1)	388,230	5,338,163
		11,341,005
Financial Information Services — 1.4%
FactSet Research Systems, Inc.	177,810	10,042,709
		10,042,709
Health Care Facilities — 4.0%
ICON PLC, ADR(1),(3)	209,882	7,912,551
Psychiatric Solutions, Inc.(1)	127,120	4,769,542
Radiation Therapy Services, Inc.(1)	161,909	5,103,372
United Surgical Partners
International, Inc.(1)	406,810	11,533,064
		29,318,529
Health Care Management Services — 2.5%
Allscripts Healthcare Solutions, Inc.(1)	269,230	7,266,518
Vital Images, Inc.(1)	319,124	11,105,515
		18,372,033
Health Care Services — 1.9%
Healthways, Inc.(1)	207,620	9,905,550
Nighthawk Radiology Holdings, Inc.(1)	172,940	4,409,970
		14,315,520
Hotel/Motel — 1.0%
Four Seasons Hotels, Inc.	87,550	7,178,225
Home Inns & Hotels Management,
Inc. ADR(1),(3)	8,730	327,724
		7,505,949
Insurance – Property & Casualty — 1.4%
First Mercury Financial Corp.(1)	256,470	6,032,175
Tower Group, Inc.	144,690	4,495,518
		10,527,693
Investment Management Companies — 1.1%
Affiliated Managers Group, Inc.(1)	74,110	7,791,184
		7,791,184
Machinery – Oil/Well Equipment & Services — 2.0%
Core Laboratories N.V.(1)	105,610	8,554,410
Dril-Quip, Inc.(1)	158,960	6,224,874
		14,779,284
Medical & Dental Instruments & Supplies — 5.8%
AngioDynamics, Inc.(1)	166,245	3,572,605
Kyphon, Inc.(1)	269,050	10,869,620
LifeCell Corp.(1)	267,420	6,455,519
NuVasive, Inc.(1)	351,150	$8,111,565
PolyMedica Corp.	189,769	7,668,565
ResMed, Inc.(1)	121,870	5,998,442
		42,676,316
Metal Fabricating — 0.3%
Dynamic Materials Corp.	87,780	2,466,618
		2,466,618
Miscellaneous Materials & Commodities — 1.1%
Ceradyne, Inc.(1)	138,640	7,833,160
		7,833,160
Miscellaneous Producer Durables — 0.7%
BE Aerospace, Inc.(1)	210,150	5,396,652
		5,396,652
Pollution Control & Environmental Services — 1.1%
Fuel Tech, Inc.(1)	90,610	2,232,630
Team, Inc.(1)	162,970	5,676,245
		7,908,875
Printing & Copying Services — 1.0%
VistaPrint Ltd.(1)	231,370	7,660,661
		7,660,661
Production Technology Equipment — 0.6%
Cymer, Inc.(1)	97,820	4,299,189
		4,299,189
Restaurants — 1.2%
California Pizza Kitchen, Inc.(1)	256,890	8,557,006
		8,557,006
Retail — 4.7%
Bebe Stores, Inc.	324,230	6,416,512
Coldwater Creek, Inc.(1)	318,420	7,807,658
Gmarket, Inc., ADR(1),(3)	19,430	465,543
GSI Commerce, Inc.(1)	343,801	6,446,269
Volcom, Inc.(1)	255,587	7,557,707
Zumiez, Inc.(1)	192,950	5,699,743
		34,393,432
Securities Brokerage & Services — 3.2%
IntercontinentalExchange, Inc.(1)	37,640	4,061,356
Investment Technology Group, Inc.(1)	316,250	13,560,800
KBW, Inc.(1)	6,590	193,680
optionsXpress Holdings, Inc.	251,950	5,716,746
		23,532,582
Services – Commercial — 3.3%
AMN Healthcare Services, Inc.(1)	276,260	7,608,200
Ctrip.com International Ltd., ADR(3)	164,080	10,251,719
Kenexa Corp.(1)	202,880	6,747,789
		24,607,708
Shoes — 1.1%
Heelys, Inc.(1)	12,510	401,696
Iconix Brand Group, Inc.(1)	390,640	7,574,510
		7,976,206
Textile – Apparel Manufacturers — 0.9%
Carter’s, Inc.(1)	250,030	6,375,765
		6,375,765

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Utilities – Telecommunications — 1.7%
Globalstar, Inc.(1)	40,690	$565,998
Time Warner Telecom, Inc., Class A(1)	617,480	12,306,376
		12,872,374
Wholesalers — 0.9%
MWI Veterinary Supply, Inc.(1)	195,120	6,302,376
		6,302,376

Total Common Stocks (Cost $592,701,492)		732,701,238

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan — 0.1%
RS Global Natural Resources Fund, Class A(10)	3,187	98,285
RS Growth Fund, Class A(10)	211	3,225
RS Investors Fund, Class A(10)	710	8,343
RS MidCap Opportunities Fund, Class A(10)	1,201	17,024
RS Partners Fund, Class A(10)	4,336	151,985
RS Smaller Company Growth Fund, Class A(10)	5,240	110,554
RS Value Fund, Class A(10)	19	532
Total Other Investments (Cost $328,577)		389,948

Value
Short-Term Investments — 1.6%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	12,150,589
Total Short-Term Investments (Cost $12,150,589)	12,150,589
Total Investments — 100.9% (Cost $605,180,658)	745,241,775
Other Liabilities, Net — (0.9)%	(6,828,313)
Total Net Assets — 100.0%	$738,413,462

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Growth Fund

December 31, 2006	Shares	Value
Common Stocks — 100.1%
Advertising Agencies — 1.1%
ValueClick, Inc.(1)	90,000	$2,126,700
		2,126,700
Aerospace — 2.8%
Lockheed Martin Corp.	33,700	3,102,759
United Technologies Corp.	37,500	2,344,500
		5,447,259
Air Transportation — 1.6%
AMR Corp.(1)	100,000	3,023,000
		3,023,000
Auto Parts – Original Equipment — 1.5%
Autoliv, Inc.	47,000	2,834,100
		2,834,100
Banks – Non U.S. — 1.3%
Bank of Ireland, ADR(3)	27,500	2,534,675
		2,534,675
Beverage – Distillers — 1.0%
Brown-Forman Corp., Class B	28,000	1,854,720
		1,854,720
Beverage – Soft Drinks — 1.2%
PepsiCo, Inc.	36,000	2,251,800
		2,251,800
Biotechnology Research & Production — 1.6%
Biogen Idec, Inc.(1)	62,000	3,049,780
		3,049,780
Casinos & Gambling — 3.1%
Harrah’s Entertainment, Inc.	43,000	3,556,960
International Game Technology	50,000	2,310,000
		5,866,960
Communications & Media — 1.5%
Time Warner, Inc.	135,000	2,940,300
		2,940,300
Communications Technology — 6.3%
Corning, Inc.(1)	131,500	2,460,365
Juniper Networks, Inc.(1)	160,000	3,030,400
Motorola, Inc.	130,000	2,672,800
QUALCOMM, Inc.	84,000	3,174,360
Research In Motion Ltd.(1)	5,600	715,568
		12,053,493
Computer Services, Software & Systems — 7.7%
Adobe Systems, Inc.(1)	62,000	2,549,440
Amdocs Ltd.(1)	70,000	2,712,500
BEA Systems, Inc.(1)	200,000	2,516,000
Microsoft Corp.	151,200	4,514,832
Symantec Corp.(1)	120,000	2,502,000
		14,794,772
Computer Technology — 4.3%
Apple Computer, Inc.(1)	27,600	2,341,584
Palm, Inc.(1)	230,000	3,240,700
SanDisk Corp.(1)	60,000	2,581,800
		8,164,084
Consumer Electronics — 2.3%
Activision, Inc.(1)	140,000	$2,413,600
Google, Inc., Class A(1)	4,500	2,072,160
		4,485,760
Copper — 1.3%
Freeport-McMoRan Copper & Gold,
Inc., Class B	45,000	2,507,850
		2,507,850
Diversified Financial Services — 7.1%
American Express Co.	45,000	2,730,150
Chicago Mercantile Exchange Holdings, Inc.	5,200	2,650,700
Citigroup, Inc.	52,500	2,924,250
Merrill Lynch & Co., Inc.	25,000	2,327,500
The Goldman Sachs Group, Inc.	15,200	3,030,120
		13,662,720
Drugs & Pharmaceuticals — 4.0%
Eli Lilly & Co.	30,000	1,563,000
Gilead Sciences, Inc.(1)	42,000	2,727,060
Johnson & Johnson	50,500	3,334,010
		7,624,070
Electrical Equipment & Components — 1.3%
Emerson Electric Co.	55,000	2,424,950
		2,424,950
Electronics – Medical Systems — 1.3%
Medtronic, Inc.	46,800	2,504,268
		2,504,268
Electronics – Semiconductors & Components — 1.2%
Intel Corp.	116,500	2,359,125
		2,359,125
Fertilizers — 1.1%
The Mosaic Co.(1)	101,000	2,157,360
		2,157,360
Financial Data Processing Services & Systems — 1.3%
Alliance Data Systems Corp.(1)	40,000	2,498,800
		2,498,800
Health Care Services — 1.7%
Express Scripts, Inc.(1)	45,000	3,222,000
		3,222,000
Hotel/Motel — 1.5%
Starwood Hotels & Resorts
Worldwide, Inc.	45,300	2,831,250
		2,831,250
Insurance – Multi-Line — 3.5%
American International Group, Inc.	32,000	2,293,120
Assurant, Inc.	44,000	2,431,000
The Hartford Financial Services Group, Inc.	21,400	1,996,834
		6,720,954
Machinery – Oil/Well Equipment & Services — 3.3%
Cameron International Corp.(1)	45,000	2,387,250
Halliburton Co.	65,000	2,018,250
Schlumberger Ltd.	32,000	2,021,120
		6,426,620

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Multi-Sector Companies — 5.6%
ABB Ltd., ADR(3)	160,000	$2,876,800
General Electric Co.	145,000	5,395,450
Honeywell International, Inc.	56,000	2,533,440
		10,805,690
Offshore Drilling — 1.3%
ENSCO International, Inc.	50,000	2,503,000
		2,503,000
Oil – Crude Producers — 1.2%
XTO Energy, Inc.	47,300	2,225,465
		2,225,465
Oil – Integrated International — 0.7%
Marathon Oil Corp.	15,000	1,387,500
		1,387,500
Radio & TV Broadcasters — 1.8%
Grupo Televisa S.A., ADR(3)	125,000	3,376,250
		3,376,250
Restaurants — 2.2%
Starbucks Corp.(1)	63,000	2,231,460
Yum! Brands, Inc.	35,000	2,058,000
		4,289,460
Retail — 2.8%
Costco Wholesale Corp.	55,000	2,907,850
Lowe’s Cos., Inc.	80,000	2,492,000
		5,399,850
Securities Brokerage & Services — 1.3%
NYSE Group, Inc.(1)	25,000	2,430,000
		2,430,000
Steel — 2.3%
IPSCO, Inc.	23,900	2,243,493
Nucor Corp.	40,000	2,186,400
		4,429,893
Textile – Apparel Manufacturers — 1.8%
Coach, Inc.(1)	79,600	3,419,616
		3,419,616
Tires & Rubber — 1.2%
The Goodyear Tire & Rubber Co.(1)	110,000	2,308,900
		2,308,900
Tobacco — 1.6%
Altria Group, Inc.	35,600	3,055,192
		3,055,192
Utilities – Cable TV & Radio — 1.7%
Comcast Corp., Special Class A(1)	78,500	3,287,580
		3,287,580
Utilities – Electrical — 2.5%
Dominion Resources, Inc.	30,900	2,590,656
Duke Energy Corp.	65,600	2,178,576
		4,769,232
Utilities — Telecommunications — 6.2%
AT&T, Inc.	75,000	$2,681,250
China Mobile Ltd., ADR(3)	61,800	2,670,996
Sprint Nextel Corp.	115,000	2,172,350
Verizon Communications, Inc.	65,000	2,420,600
Windstream Corp.	140,000	1,990,800
		11,935,996

Total Common Stocks (Cost $164,548,022)		191,990,994

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	125	4,471
RS Global Natural Resources Fund, Class A(10)	474	14,622
RS Investors Fund, Class A(10)	172	2,021
RS MidCap Opportunities Fund, Class A(10)	186	2,630
RS Partners Fund, Class A(10)	616	21,574
RS Smaller Company Growth Fund, Class A(10)	740	15,613
RS Value Fund, Class A(10)	5	137
Total Other Investments (Cost $52,009)		61,068

Value
Short-Term Investments — 1.1%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	2,142,863
Total Short-Term Investments (Cost $2,142,863)	2,142,863
Total Investments — 101.2% (Cost $166,742,894)	194,194,925
Other Liabilities, Net — (1.2)%	(2,273,231)
Total Net Assets — 100.0%	$191,921,694

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – The Information Age Fund®

December 31, 2006	Shares	Value
Common Stocks — 97.8%
Advertising Agencies — 7.4%
aQuantive, Inc.(1)	74,150	$1,828,539
Marchex, Inc., Class B	132,670	1,775,125
ValueClick, Inc.(1)	110,320	2,606,861
		6,210,525
Communications Technology — 10.6%
Acme Packet, Inc.(1)	50,270	1,037,573
Atheros Communications(1)	38,570	822,312
AudioCodes Ltd.(1)	62,030	581,221
Brocade Communications Systems, Inc.(1)	114,150	937,172
China GrenTech Corp. Ltd., ADR(1),(3)	35,800	660,152
Optium Corp.(1)	27,080	675,375
QUALCOMM, Inc.	38,590	1,458,316
Sonus Networks, Inc.(1)	166,500	1,097,235
WebEx Communications, Inc.(1)	49,430	1,724,613
		8,993,969
Computer Services, Software & Systems — 23.0%
Adobe Systems, Inc.(1)	12,980	533,738
Akamai Technologies, Inc.(1)	42,930	2,280,442
Altiris, Inc.(1)	58,158	1,476,050
Blackbaud, Inc.	45,150	1,173,900
Citrix Systems, Inc.(1)	22,530	609,437
Concur Technologies, Inc.(1)	57,010	914,440
Digital River, Inc.(1)	28,640	1,597,826
Digitas, Inc.(1)	40,530	543,507
DivX, Inc.(1)	4,380	101,047
Equinix, Inc.(1)	14,760	1,116,151
F5 Networks, Inc.(1)	11,740	871,225
Informatica Corp.(1)	76,320	931,867
Microsoft Corp.	79,400	2,370,884
Nuance Communications, Inc.(1)	72,750	833,715
Omniture, Inc.(1)	78,600	1,106,688
Red Hat, Inc.(1)	21,720	499,560
Salesforce.com, Inc.(1)	26,370	961,186
SAVVIS, Inc.(1)	26,550	948,100
Sigma Designs, Inc.(1)	23,260	591,967
		19,461,730
Computer Technology — 17.7%
Apple Computer, Inc.(1)	24,140	2,048,038
Hewlett-Packard Co.	32,890	1,354,739
Logitech International S.A.(1)	24,370	696,738
NVIDIA Corp.(1)	23,230	859,742
Rackable Systems, Inc.(1)	85,930	2,661,252
SanDisk Corp.(1)	36,628	1,576,103
Seagate Technology	67,640	1,792,460
Synaptics, Inc.(1)	134,610	3,996,571

		14,985,643
Consumer Electronics — 10.5%
Google, Inc., Class A(1)	4,970	2,288,586
Netflix, Inc.(1)	52,380	1,354,547
The9 Ltd., ADR(1),(3)	72,900	2,348,838
THQ, Inc.(1)	48,210	1,567,789
Yahoo! Inc.(1)	50,178	1,281,546
		8,841,306
Consumer Products — 2.3%
Nintendo Co. Ltd., ADR(3)	59,600	1,937,000
		1,937,000
Electronics – Semiconductors & Components — 14.2%
Applied Micro Circuits Corp.(1)	283,840	$1,010,470
First Solar, Inc.(1)	2,890	86,122
IPG Photonics Corp.(1)	24,250	582,000
Marvell Technology Group Ltd.(1)	43,980	843,976
O2Micro International Ltd., ADR(1),(3)	514,290	4,397,180
PLX Technology, Inc.(1)	164,422	2,144,063
Silicon Image, Inc.(1)	57,040	725,549
Silicon Motion Technology Corp., ADR(1),(3)	88,160	1,399,099
Volterra Semiconductor Corp.(1)	52,710	790,650
		11,979,109
Health Care Services — 1.0%
WebMD Health Corp., Class A(1)	20,900	836,418
		836,418
Production Technology Equipment — 3.1%
Cymer, Inc.(1)	16,010	703,640
KLA-Tencor Corp.	21,030	1,046,242
Ultratech, Inc.(1)	68,370	853,258
		2,603,140
Retail — 1.5%
GSI Commerce, Inc.(1)	56,939	1,067,606
Shutterfly, Inc.(1)	16,190	233,136
		1,300,742
Services – Commercial — 4.4%
Accenture, Ltd., Class A	49,860	1,841,330
Ctrip.com International Ltd., ADR(3)	30,080	1,879,398
		3,720,728
Telecommunications Equipment — 0.8%
Occam Networks, Inc.(1)	39,070	644,655
		644,655
Utilities – Telecommunications — 1.3%
Globalstar, Inc.(1)	4,450	61,900
Time Warner Telecom, Inc., Class A(1)	53,580	1,067,849
		1,129,749

Total Common Stocks (Cost $67,479,333)		82,644,714

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	70	2,499
RS Global Natural Resources Fund, Class A(10)	267	8,227
RS Growth Fund, Class A(10)	22	332
RS Investors Fund, Class A(10)	73	856
RS MidCap Opportunities Fund, Class A(10)	106	1,500
RS Partners Fund, Class A(10)	389	13,639
RS Smaller Company Growth Fund, Class A(10)	406	8,576
RS Value Fund, Class A(10)	2	57
Total Other Investments (Cost $31,599)		35,686

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Value
Short-Term Investments — 2.4%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	$1,990,916
Total Short-Term Investments (Cost $1,990,916)	1,990,916
Total Investments — 100.2% (Cost $69,501,848)	84,671,316
Other Liabilities, Net — (0.2)%	(185,957)
Total Net Assets — 100.0%	$84,485,359

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Internet Age Fund®

December 31, 2006	Shares	Value
Common Stocks — 98.5%
Advertising Agencies — 11.2%
aQuantive, Inc.(1)	97,130	$2,395,226
Marchex, Inc., Class B	183,870	2,460,180
ValueClick, Inc.(1)	103,200	2,438,616
		7,294,022
Communications & Media — 1.7%
Linktone Ltd., ADR(1),(3)	209,990	1,089,848
		1,089,848
Communications Technology — 7.6%
Acme Packet, Inc.(1)	39,780	821,059
AudioCodes Ltd.(1)	47,570	445,731
Cbeyond, Inc.(1)	26,490	810,329
Optium Corp.(1)	20,290	506,032
Sonus Networks, Inc.(1)	127,520	840,357
WebEx Communications, Inc.(1)	44,574	1,555,187
		4,978,695
Computer Services, Software & Systems — 24.7%
Adobe Systems, Inc.(1)	11,210	460,955
Akamai Technologies, Inc.(1)	33,120	1,759,334
Altiris, Inc.(1)	60,940	1,546,657
Citrix Systems, Inc.(1)	8,930	241,557
Concur Technologies, Inc.(1)	42,910	688,276
Digital River, Inc.(1)	33,490	1,868,407
Digitas, Inc.(1)	95,380	1,279,046
DivX, Inc.(1)	3,480	80,284
Equinix, Inc.(1)	12,310	930,882
Informatica Corp.(1)	37,150	453,601
Nuance Communications, Inc.(1)	54,760	627,550
Omniture, Inc.(1)	131,650	1,853,632
Red Hat, Inc.(1)	17,040	391,920
Salesforce.com, Inc.(1)	21,620	788,049
SAVVIS, Inc.(1)	19,810	707,415
Sigma Designs, Inc.(1)	17,510	445,630
Submarino SA, GDR 144A(3),(7)	30,000	1,966,932
		16,090,127
Computer Technology — 4.8%
Logitech International S.A.(1)	18,240	521,482
Rackable Systems, Inc.(1)	20,360	630,549
SanDisk Corp.(1)	9,548	410,850
Synaptics, Inc.(1)	45,000	1,336,050
Trident Microsystems, Inc.(1)	12,620	229,432
		3,128,363
Consumer Electronics — 17.5%
Google, Inc., Class A(1),(8)	5,910	2,721,437
Netflix, Inc.(1)	99,040	2,561,174
The9 Ltd., ADR(1),(3)	85,000	2,738,700
THQ, Inc.(1)	42,080	1,368,442
Yahoo! Inc.(1),(8)	78,870	2,014,340
		11,404,093
Consumer Products — 2.7%
Nintendo Co. Ltd., ADR(3)	55,000	1,787,500
		1,787,500
Electrical Equipment & Components — 1.1%
Color Kinetics, Inc.(1)	34,550	737,643
		737,643
Electronics – Semiconductors & Components — 11.8%
First Solar, Inc.(1)	2,160	$64,368
IPG Photonics Corp.(1)	18,180	436,320
O2Micro International Ltd., ADR(1),(3)	389,950	3,334,073
PLX Technology, Inc.(1)	123,810	1,614,482
Silicon Motion Technology Corp., ADR(1),(3)	56,960	903,955
Techwell, Inc.(1)	83,460	1,340,368
		7,693,566
Health Care Services — 1.0%
WebMD Health Corp., Class A(1)	16,360	654,727
		654,727
Printing & Copying Services — 2.0%
VistaPrint Ltd.(1)	39,010	1,291,621
		1,291,621
Retail — 5.6%
Blue Nile, Inc.(1)	15,880	585,813
GSI Commerce, Inc.(1)	133,360	2,500,500
Overstock.com, Inc.(1)	23,030	363,874
Shutterfly, Inc.(1)	12,590	181,296
		3,631,483
Services – Commercial — 4.4%
Ctrip.com International Ltd., ADR(3)	45,460	2,840,341
		2,840,341
Telecommunications Equipment — 0.8%
Occam Networks, Inc.(1)	30,520	503,580
		503,580
Utilities – Telecommunications — 1.6%
Globalstar, Inc.(1)	3,470	48,268
Time Warner Telecom, Inc., Class A(1)	50,670	1,009,853
		1,058,121

Total Common Stocks (Cost $49,423,758)		64,183,730

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	47	1,676
RS Global Natural Resources Fund, Class A(10)	177	5,463
RS Growth Fund, Class A(10)	19	283
RS Investors Fund, Class A(10)	63	739
RS MidCap Opportunities Fund, Class A(10)	72	1,019
RS Partners Fund, Class A(10)	249	8,738
RS Smaller Company Growth Fund, Class A(10)	262	5,538
RS Value Fund, Class A(10)	2	45
Total Other Investments (Cost $21,014)		23,501

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Value
Short-Term Investments — 0.3%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	$191,300
Total Short-Term Investments (Cost $191,300)	191,300
Total Investments — 98.8% (Cost $49,636,072)	64,398,531
Securities Sold Short — (1.1)% (Proceeds $(583,917))	(714,757)
Other Assets, Net — 2.3%	1,496,357
Total Net Assets — 100.0%	$65,180,131

Schedule of Securities Sold Short — RS Internet Age Fund®

December 31, 2006	Shares	Value
Common Stocks — 1.1%
Financial Information Services — 1.1%
Move, Inc.(1)	129,720	714,757
		714,757

Total Securities Sold Short (Proceeds $583,917)		714,757

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS MidCap Opportunities Fund

December 31, 2006	Shares	Value
Common Stocks — 97.4%
Advertising Agencies — 1.1%
ValueClick, Inc.(1)	120,000	$2,835,600
		2,835,600
Air Transportation — 1.2%
UAL Corp.(1)	72,500	3,190,000
		3,190,000
Banks – Outside New York City — 3.7%
AmericanWest Bancorp.	141,800	3,434,396
SVB Financial Group(1)	74,000	3,449,880
Zions Bancorp.	37,000	3,050,280
		9,934,556
Biotechnology Research & Production — 4.4%
Biogen Idec, Inc.(1)	44,000	2,164,360
Celgene Corp.(1)	65,000	3,739,450
Cephalon, Inc.(1)	35,000	2,464,350
Qiagen N.V.(1)	226,000	3,419,380
		11,787,540
Building Materials — 3.3%
Simpson Manufacturing Co., Inc.	95,000	3,006,750
Texas Industries, Inc.	42,000	2,697,660
Vulcan Materials Co.	35,000	3,145,450
		8,849,860
Casinos & Gambling — 3.8%
Boyd Gaming Corp.	78,000	3,534,180
International Game Technology	65,000	3,003,000
Scientific Games Corp., Class A(1)	120,000	3,627,600
		10,164,780
Communications Technology — 5.6%
Atheros Communications(1)	120,390	2,566,715
Brocade Communications Systems, Inc.(1)	275,000	2,257,750
Juniper Networks, Inc.(1)	190,000	3,598,600
L-3 Communications Holdings, Inc.	43,400	3,549,252
QUALCOMM, Inc.	82,000	3,098,780
		15,071,097
Computer Services, Software & Systems — 3.7%
Autodesk, Inc.(1)	85,000	3,439,100
Citrix Systems, Inc.(1)	120,000	3,246,000
NAVTEQ Corp.(1)	90,000	3,147,300
		9,832,400
Computer Technology — 7.1%
Apple Computer, Inc.(1)	25,500	2,163,420
Network Appliance, Inc.(1)	63,000	2,474,640
NVIDIA Corp.(1)	75,000	2,775,750
Palm, Inc.(1)	390,000	5,495,100
SanDisk Corp.(1)	70,000	3,012,100
Trident Microsystems, Inc.(1)	170,100	3,092,418
		19,013,428
Construction — 1.3%
Chicago Bridge & Iron Co. N.V.,
ADR(3)	129,200	3,532,328
		3,532,328
Consumer Electronics — 5.4%
Activision, Inc.(1)	150,000	2,586,000
Electronic Arts, Inc.(1)	40,000	2,014,400
Harman International Industries, Inc.	35,000	$3,496,850
Netflix, Inc.(1)	130,000	3,361,800
THQ, Inc.(1)	95,000	3,089,400
		14,548,450
Cosmetics — 1.1%
Avon Products, Inc.	90,000	2,973,600
		2,973,600
Drug & Grocery Store Chains — 0.9%
Rite Aid Corp.(1)	426,700	2,321,248
		2,321,248
Drugs & Pharmaceuticals — 2.0%
Allergan, Inc.	26,000	3,113,240
Forest Laboratories, Inc.(1)	45,000	2,277,000
		5,390,240
Electronics — 1.0%
Avid Technology, Inc.(1)	75,000	2,794,500
		2,794,500
Electronics – Medical Systems — 1.2%
Hologic, Inc.(1)	65,000	3,073,200
		3,073,200
Electronics – Semiconductors & Components — 3.3%
Integrated Device Technology, Inc.(1)	160,000	2,476,800
Silicon Laboratories, Inc.(1)	86,000	2,979,900
SunPower Corp.(1)	90,000	3,345,300
		8,802,000
Financial – Miscellaneous — 1.1%
Sotheby’s	92,000	2,853,840
		2,853,840
Financial Data Processing Services & Systems — 3.4%
Alliance Data Systems Corp.(1)	55,000	3,435,850
CheckFree Corp.(1)	75,000	3,012,000
Fiserv, Inc.(1)	50,000	2,621,000
		9,068,850
Foods — 1.0%
McCormick & Co., Inc.	71,500	2,757,040
		2,757,040
Health Care Facilities — 2.6%
Psychiatric Solutions, Inc.(1)	105,100	3,943,352
Sunrise Senior Living, Inc.(1)	95,000	2,918,400
		6,861,752
Health Care Services — 1.5%
Express Scripts, Inc.(1)	55,000	3,938,000
		3,938,000
Hotel/Motel — 1.3%
Hilton Hotels Corp.	103,000	3,594,700
		3,594,700
Household Furnishings — 1.1%
Tempur-Pedic International, Inc.(1)	145,000	2,966,700
		2,966,700
Insurance – Property & Casualty — 1.0%
Covanta Holdings Corp.(1)	125,000	2,755,000
		2,755,000

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Investment Management Companies — 1.1%
Affiliated Managers Group, Inc.(1)	28,000	$2,943,640
		2,943,640
Machinery – Oil/Well Equipment & Services — 2.6%
Cameron International Corp.(1)	51,000	2,705,550
Grant Prideco, Inc.(1)	55,000	2,187,350
Halliburton Co.	70,000	2,173,500
		7,066,400
Medical & Dental Instruments & Supplies — 5.9%
Dade Behring Holdings, Inc.	90,000	3,582,900
DENTSPLY International, Inc.	104,000	3,104,400
ResMed, Inc.(1)	62,000	3,051,640
St. Jude Medical, Inc.(1)	75,000	2,742,000
Thermo Fisher Scientific, Inc.(1)	75,000	3,396,750
		15,877,690
Metal Fabricating — 1.7%
Mueller Water Products, Inc.	310,000	4,609,700
		4,609,700
Offshore Drilling — 1.1%
ENSCO International, Inc.	60,000	3,003,600
		3,003,600
Oil – Crude Producers — 3.5%
Newfield Exploration Co.(1)	76,600	3,519,770
Quicksilver Resources, Inc.(1)	85,000	3,110,150
Southwestern Energy Co.(1)	78,800	2,761,940
		9,391,860
Production Technology Equipment — 0.8%
Lam Research Corp.(1)	44,000	2,227,280
		2,227,280
Restaurants — 1.0%
Yum! Brands, Inc.	45,000	2,646,000
		2,646,000
Retail — 3.6%
Limited Brands, Inc.	110,000	3,183,400
Pacific Sunwear of California, Inc.(1)	155,000	3,034,900
The TJX Cos., Inc.	118,000	3,365,360
		9,583,660
Savings & Loan — 1.1%
People’s Bank	65,000	2,900,300
		2,900,300
Securities Brokerage & Services — 2.0%
E*TRADE Financial Corp.(1)	125,900	2,822,678
NYSE Group, Inc.(1)	27,000	2,624,400
		5,447,078
Services – Commercial — 1.2%
Nutri/System, Inc.(1)	52,000	3,296,280
		3,296,280
Steel — 1.1%
IPSCO, Inc.	30,200	2,834,874
		2,834,874
Telecommunications Equipment — 1.5%
InterDigital Communications Corp.(1)	116,200	3,898,510
		3,898,510
Textile – Apparel Manufacturers — 0.8%
Under Armour, Inc., Class A(1)	40,000	$2,018,000
		2,018,000
Tobacco — 1.2%
Loews Corp. — Carolina Group	50,000	3,236,000
		3,236,000
Truckers — 1.0%
Landstar System, Inc.	70,400	2,687,872
		2,687,872
Utilities – Electrical — 1.0%
The AES Corp.(1)	125,000	2,755,000
		2,755,000
Utilities – Gas Pipelines — 1.0%
The Williams Cos., Inc.	100,000	2,612,000
		2,612,000
Utilities – Telecommunications — 1.1%
Time Warner Telecom, Inc., Class A(1)	150,000	2,989,500
		2,989,500

Total Common Stocks (Cost $234,055,938)		260,935,953

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	98	3,490
RS Global Natural Resources Fund, Class A(10)	348	10,738
RS Growth Fund, Class A(10)	66	1,013
RS Investors Fund, Class A(10)	218	2,563
RS Partners Fund, Class A(10)	414	14,502
RS Smaller Company Growth Fund, Class A(10)	487	10,281
RS Value Fund, Class A(10)	7	186
Total Other Investments (Cost $38,412)		42,773

Value
Short-Term Investments — 2.5%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	6,622,269
Total Short-Term Investments (Cost $6,622,269)	6,622,269
Total Investments — 99.9% (Cost $240,716,619)	267,600,995
Other Assets, Net — 0.1%	207,892
Total Net Assets — 100.0%	$267,808,887

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Smaller Company Growth Fund

December 31, 2006	Shares	Value
Common Stocks — 93.8%
Advertising Agencies — 1.1%
Marchex, Inc., Class B	237,590	$3,178,954
		3,178,954
Aerospace — 0.6%
HEICO Corp.	48,720	1,891,798
		1,891,798
Banks – Outside New York City — 0.7%
PrivateBancorp, Inc.	47,156	1,963,104
		1,963,104
Biotechnology Research & Production — 2.0%
ArthroCare Corp.(1)	61,600	2,459,072
Solexa, Inc.(1)	260,020	3,419,263
		5,878,335
Casinos & Gambling — 4.2%
Century Casinos, Inc.(1)	425,470	4,748,245
Pinnacle Entertainment, Inc.(1)	62,960	2,086,494
Scientific Games Corp., Class A(1)	189,490	5,728,283
		12,563,022
Communications Technology — 5.3%
Atheros Communications(1)	136,510	2,910,393
j2 Global Communications, Inc.(1)	166,420	4,534,945
Oplink Communications, Inc.(1)	130,280	2,678,557
RADVision Ltd.(1)	134,820	2,707,186
WebEx Communications, Inc.(1)	91,440	3,190,341
		16,021,422
Computer Services, Software & Systems — 4.5%
American Reprographics Co.(1)	91,560	3,049,864
Concur Technologies, Inc.(1)	234,850	3,766,994
DealerTrack Holdings, Inc.(1)	95,460	2,808,433
Equinix, Inc.(1)	30,665	2,318,887
Systems Xcellence, Inc.(1)	69,289	1,397,559
		13,341,737
Computer Technology — 0.9%
Cray, Inc.(1)	221,070	2,626,312
		2,626,312
Consumer Electronics — 1.5%
The9 Ltd., ADR(1),(3)	143,550	4,625,181
		4,625,181
Diversified Financial Services — 1.1%
Greenhill & Co., Inc.	42,940	3,168,972
		3,168,972
Drugs & Pharmaceuticals — 0.5%
K-V Pharmaceutical Co., Class A(1)	61,640	1,465,799
		1,465,799
Electronics — 0.6%
SRS Labs, Inc.(1)	168,075	1,818,572
		1,818,572
Electronics – Semiconductors & Components — 2.0%
Silicon Image, Inc.(1)	222,690	2,832,617
Silicon Motion Technology Corp., ADR(1),(3)	195,720	3,106,076
		5,938,693
Energy – Miscellaneous — 0.9%
Aegean Marine Petroleum Network, Inc.(1)	155,950	$2,557,580
		2,557,580
Finance Companies — 1.3%
International Securities Exchange Holdings, Inc., Class A	31,270	1,463,123
NewStar Financial, Inc.(1)	132,530	2,445,179
		3,908,302
Financial – Miscellaneous — 1.5%
Portfolio Recovery Associates, Inc.(1)	93,990	4,388,393
		4,388,393
Financial Data Processing Services & Systems — 3.5%
Advent Software, Inc.(1)	118,350	4,176,571
Online Resources Corp.(1)	375,180	3,830,588
TradeStation Group, Inc.(1)	179,610	2,469,638
		10,476,797
Health Care Facilities — 1.9%
Five Star Quality Care, Inc.(1)	512,410	5,713,371
		5,713,371
Health Care Management Services — 1.8%
HMS Holdings Corp.(1)	185,000	2,802,750
Vital Images, Inc.(1)	74,630	2,597,124
		5,399,874
Health Care Services — 0.8%
NovaMed, Inc.(1)	337,630	2,555,859
		2,555,859
Insurance – Multi-Line — 3.0%
Amerisafe, Inc.(1)	307,046	4,746,931
Security Capital Assurance Ltd.	157,230	4,375,711
		9,122,642
Insurance – Property & Casualty — 2.0%
Amtrust Financial Services, Inc.	308,730	2,639,642
First Mercury Financial Corp.(1)	143,410	3,373,003
		6,012,645
Leisure Time — 1.2%
Life Time Fitness, Inc.(1)	76,570	3,714,411
		3,714,411
Machinery – Oil/Well Equipment & Services — 4.4%
Core Laboratories N.V.(1)	16,900	1,368,900
Dril-Quip, Inc.(1)	78,740	3,083,459
Oil States International, Inc.(1)	136,510	4,399,717
Superior Energy Services, Inc.(1)	135,690	4,434,349
		13,286,425
Machinery – Specialty — 1.2%
Flow International Corp.(1)	332,451	3,663,610
		3,663,610
Medical & Dental Instruments & Supplies — 13.1%
American Medical Systems Holdings, Inc.(1)	260,770	4,829,460
AngioDynamics, Inc.(1)	217,147	4,666,489
Cutera, Inc.(1)	120,040	3,241,080
Kyphon, Inc.(1)	52,610	2,125,444
LeMaitre Vascular, Inc.(1)	409,703	2,458,218

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Medical & Dental Instruments & Supplies (continued)
Micrus Endovascular Corp.(1)	190,950	$3,643,326
NuVasive, Inc.(1)	114,940	2,655,114
Orthovita, Inc.(1)	621,860	2,257,352
PolyMedica Corp.	117,413	4,744,659
ResMed, Inc.(1)	69,960	3,443,431
The Spectranetics Corp.(1)	404,240	4,563,870
Vital Signs, Inc.	11,190	558,605
		39,187,048
Miscellaneous Materials & Commodities — 1.3%
Ceradyne, Inc.(1)	70,990	4,010,935
		4,010,935
Miscellaneous Producer Durables — 1.5%
BE Aerospace, Inc.(1)	173,660	4,459,589
		4,459,589
Pollution Control & Environmental Services — 2.6%
SunOpta, Inc.(1)	336,344	2,959,827
Team, Inc.(1)	140,940	4,908,940
		7,868,767
Power Transmission Equipment — 0.7%
Regal-Beloit Corp.	41,760	2,192,818
		2,192,818
Production Technology Equipment — 0.8%
Cymer, Inc.(1)	53,670	2,358,796
		2,358,796
Railroad Equipment — 1.4%
American Railcar Industries, Inc.	123,344	4,198,630
		4,198,630
Real Estate Investment Trusts — 1.5%
KKR Financial Corp.	168,780	4,521,616
		4,521,616
Retail — 4.0%
Cache, Inc.(1)	174,217	4,397,237
Central Garden & Pet Co.(1)	81,820	3,961,725
Jos. A. Bank Clothiers, Inc.(1)	125,101	3,671,714
		12,030,676
Securities Brokerage & Services — 2.4%
Investment Technology Group, Inc.(1)	130,610	5,600,557
optionsXpress Holdings, Inc.	75,570	1,714,683
		7,315,240
Services – Commercial — 11.1%
AMN Healthcare Services, Inc.(1)	109,630	3,019,210
Barrett Business Services, Inc.	163,900	3,838,538
Ctrip.com International Ltd., ADR(3)	23,770	1,485,150
FirstService Corp.(1)	222,919	5,149,429
Midas, Inc.(1)	171,080	3,934,840
Nutri/System, Inc.(1)	71,420	4,527,314
Perficient, Inc.(1)	154,330	2,532,555
Rollins, Inc.	206,756	4,571,375
Steiner Leisure Ltd.(1)	90,760	4,129,580
		33,187,991
Shoes — 1.2%
Iconix Brand Group, Inc.(1)	192,856	3,739,478
		3,739,478
Telecommunications Equipment — 0.8%
Occam Networks, Inc.(1)	137,230	$2,264,295
		2,264,295
Textile – Apparel Manufacturers — 0.9%
Carter’s, Inc.(1)	101,680	2,592,840
		2,592,840
Utilities – Telecommunications — 1.1%
Time Warner Telecom, Inc., Class A(1)	163,540	3,259,352
		3,259,352
Wholesale & International Trade — 0.9%
Central European Distribution Corp.(1)	86,348	2,564,536
		2,564,536

Total Common Stocks (Cost $239,838,965)		281,034,417
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	115	4,083
RS Global Natural Resources Fund, Class A(10)	407	12,564
RS Growth Fund, Class A(10)	76	1,156
RS Investors Fund, Class A(10)	249	2,925
RS MidCap Opportunities Fund, Class A(10)	169	2,399
RS Partners Fund, Class A(10)	497	17,426
RS Value Fund, Class A(10)	8	209
Total Other Investments (Cost $37,866)		40,762

Value
Short-Term Investments — 5.7%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	14,993,315
BlackRock Liquidity Funds TempFund Portfolio-Institutional Shares(11)	1,953,880
Total Short-Term Investments (Cost $16,947,195)	16,947,195
Total Investments — 99.5% (Cost $256,824,026)	298,022,374
Other Assets, Net — 0.5%	1,456,869
Total Net Assets — 100.0%	$299,479,243

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Global Natural Resources Fund

December 31, 2006	Foreign Currency(2)	Shares	Value
Common Stocks — 92.4%
Aluminum — 7.1%
Alcan, Inc.		972,700	$47,409,398
Century Aluminum Co.(1)		1,514,200	67,609,030
			115,018,428
Chemicals — 2.3%
Eastman Chemical Co.		628,700	37,288,197
			37,288,197
Coal — 8.6%
Arch Coal, Inc.		1,057,220	31,748,317
Foundation Coal Holdings, Inc.		1,343,460	42,668,289
Peabody Energy Corp.		1,458,480	58,937,177
Western Canadian Coal Corp.(1)	CAD	2,616,200	5,047,764
			138,401,547
Energy – Miscellaneous — 1.6%
Crosstex Energy, Inc.		670,809	21,257,937
Spectra Energy Corp.(1)		152,900	4,242,975
			25,500,912
Financial – Miscellaneous — 4.1%
Brookfield Asset Management, Inc., Class A	CAD	1,375,050	66,456,132
			66,456,132
Gold — 3.6%
Goldcorp, Inc.	CAD	1,177,780	33,440,206
Kinross Gold Corp.(1)	CAD	2,046,100	24,248,254
			57,688,460
Insurance – Multi-Line — 0.6%
PICO Holdings, Inc.(1)		286,778	9,971,271
			9,971,271
Machinery – Oil/Well Equipment & Services — 11.2%
Basic Energy Services, Inc.(1),(6)		1,712,590	42,215,343
Complete Production Services, Inc.(1)		70,240	1,489,088
Key Energy Services, Inc.(1)		4,848,600	75,880,590
Noble Corp.		549,150	41,817,773
Schlumberger Ltd.		288,600	18,227,976
			179,630,770
Metals & Minerals – Miscellaneous — 9.9%
Bema Gold Corp.(1)	CAD	3,303,400	17,279,715
BHP Billiton Ltd., ADR(3)		823,900	32,750,025
Companhia Vale do Rio Doce, ADR(3)		2,211,100	65,758,114
Ivanhoe Nickel & Platinum Ltd.(1),(4),(5)		203,624	1,018,120
Sherritt International Corp.	CAD	3,969,000	42,169,455
			158,975,429
Offshore Drilling — 0.9%
Hercules Offshore, Inc.(1)		498,620	14,410,118
			14,410,118
Oil – Crude Producers — 20.1%
Anadarko Petroleum Corp.		747,500	32,531,200
Anderson Energy Ltd.(1),(6)	CAD	4,613,000	15,348,317
Compton Petroleum Corp.(1)	CAD	3,745,700	34,208,039
Denbury Resources, Inc.(1)		2,440,600	$67,824,274
Newfield Exploration Co.(1)		951,900	43,739,805
Noble Energy, Inc.		269,800	13,239,086
Southwestern Energy Co.(1)		644,900	22,603,745
Talisman Energy, Inc.	CAD	4,484,300	76,138,696
XTO Energy, Inc.		394,100	18,542,405
			324,175,567
Oil – Integrated International — 5.9%
Exxon Mobil Corp.		336,500	25,785,995
Paramount Resources Ltd., Class A(1)	CAD	2,247,300	46,250,654
Petrobank Energy & Resources Ltd.(1)	CAD	1,478,400	22,464,733
			94,501,382
Steel — 8.1%
Allegheny Technologies, Inc.		927,860	84,138,345
Carpenter Technology Corp.		455,715	46,719,902
			130,858,247
Utilities – Electrical — 8.4%
Duke Energy Corp.		1,075,000	35,700,750
PPL Corp.		1,571,700	56,329,728
TXU Corp.		802,900	43,525,209
			135,555,687

Total Common Stocks (Cost $1,194,038,562)			1,488,432,147

	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	378	13,464
RS Growth Fund, Class A(10)	500	7,623
RS Investors Fund, Class A(10)	1,658	19,477
RS MidCap Opportunities Fund, Class A(10)	583	8,263
RS Partners Fund, Class A(10)	936	32,790
RS Smaller Company Growth Fund, Class A(10)	1,178	24,858
RS Value Fund, Class A(10)	46	1,257
Total Other Investments (Cost $103,358)		107,732

Value
Short-Term Investments — 8.0%
BlackRock Liquidity Funds TempCash Portfolio-Institutional Shares(11)	81,060,527
BlackRock Liquidity Funds TempFund Portfolio-Institutional Shares(11)	47,301,685
Total Short-Term Investments (Cost $128,362,212)	128,362,212
Total Investments — 100.4% (Cost $1,322,504,132)	1,616,902,091
Other Liabilities, Net — (0.4)%	(6,286,711)
Total Net Assets — 100.0%	$1,610,615,380

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Investors Fund

December 31, 2006	Foreign Currency(2)	Shares	Value
Common Stocks — 92.4%
Air Transportation — 3.8%
Grupo Aeroportuario del Centro Norte, ADR(1),(3)		1,410	$31,387
Oesterreichische Post AG(1) EUR		51,200	2,440,031
			2,471,418
Cable Television Services — 5.8%
Liberty Global, Inc., Class A(1)		53,106	1,548,040
Liberty Global, Inc., Series C(1)		79,850	2,235,800
			3,783,840
Casinos & Gambling — 5.0%
Scientific Games Corp., Class A(1)		106,980	3,234,005
			3,234,005
Chemicals — 2.7%
Eastman Chemical Co.		29,950	1,776,335
			1,776,335
Communications Technology — 2.5%
NCR Corp.(1)		37,940	1,622,314
			1,622,314
Computer Services, Software & Systems — 3.9%
Symantec Corp.(1)		120,600	2,514,510
			2,514,510
Consumer Electronics — 4.8%
Yahoo! Inc.(1)		123,800	3,161,852
			3,161,852
Education Services — 8.4%
Apollo Group, Inc., Class A(1)		49,700	1,936,809
Corinthian Colleges, Inc.(1)		260,160	3,545,981
			5,482,790
Electronics – Medical Systems — 2.1%
eResearch Technology, Inc.(1)		201,310	1,354,816
			1,354,816
Financial – Miscellaneous — 7.0%
Ambac Financial Group, Inc.		19,630	1,748,444
Fidelity National Financial, Inc.		118,950	2,840,526
			4,588,970
Insurance – Multi-Line — 2.5%
Hanover Insurance Group, Inc.		33,560	1,637,728
			1,637,728
Investment Management Companies — 4.0%
Amvescap PLC, ADR(3)		105,100	2,590,715
			2,590,715
Machinery – Oil/Well Equipment & Services — 4.5%
Key Energy Services, Inc.(1)		188,430	2,948,929
			2,948,929
Oil – Crude Producers — 5.0%
Compton Petroleum Corp.(1)	CAD	87,500	$799,104
Denbury Resources, Inc.(1)		6,200	172,298
Talisman Energy, Inc.	CAD	133,000	2,258,200
			3,229,602
Oil – Integrated International — 2.0%
Paramount Resources Ltd., Class A(1)	CAD	62,300	1,282,168
			1,282,168
Radio & TV Broadcasters — 2.9%
Grupo Televisa S.A., ADR(3)		70,900	1,915,009
			1,915,009
Real Estate — 4.1%
MI Developments, Inc., Class A		74,800	2,670,360
			2,670,360
Restaurants — 4.8%
Triarc Cos., Inc., Class B		158,100	3,162,000
			3,162,000
Services – Commercial — 7.6%
Coinmach Service Corp., Class A		11,300	134,470
Coinstar, Inc.(1)		97,800	2,989,746
Corrections Corp. of America(1)		39,890	1,804,225
			4,928,441
Steel – 1.3%
Carpenter Technology Corp.		8,000	820,160
			820,160
Textile – Apparel Manufacturers — 3.7%
Carter’s, Inc.(1)		93,700	2,389,350
			2,389,350
Utilities – Electrical — 4.0%
PPL Corp.		72,800	2,609,152
			2,609,152

Total Common Stocks (Cost $53,941,020)			60,174,464

	Shares	Value
Depositary Securities — 6.4%
Diversified Financial Services — 5.2%
KKR Private Equity Investors, L.P. 144A(7),(9)	147,000	3,359,024
		3,359,024
Investment Management Companies — 1.2%
AP Alternative Assets, L.P. 144A(1),(7),(9)	43,300	801,050
		801,050

Total Depositary Securities (Cost $4,446,792)		4,160,074

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	8	$298
RS Global Natural Resources Fund, Class A(10)	22	691
RS Growth Fund, Class A(10)	16	250
RS MidCap Opportunities Fund, Class A(10)	12	165
RS Partners Fund, Class A(10)	3	119
RS Smaller Company Growth Fund, Class A(10)	14	298
RS Value Fund, Class A(10)	2	43
Total Other Investments (Cost $1,930)		1,864
Total Investments — 98.8% (Cost $58,389,742)		64,336,402
Other Assets, Net — 1.2%		792,282
Total Net Assets — 100.0%		$65,128,684

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Partners Fund

December 31, 2006	Foreign Currency(2)	Shares	Value
Common Stocks — 83.9%
Air Transportation — 4.7%
Grupo Aeroportuario del Centro Norte, ADR(1),(3)		1,191,135	$26,514,665
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR(3)		698,310	27,366,769
Oesterreichische Post AG(1)	EUR	1,384,600	65,985,689
			119,867,123
Aluminum — 1.8%
Century Aluminum Co.(1)		1,007,026	44,963,711
			44,963,711
Auto Parts – After Market — 1.7%
Commercial Vehicle Group, Inc.(1),(6)		2,047,101	44,626,802
			44,626,802
Banks – Outside New York City — 2.4%
Hancock Holding Co.		568,920	30,061,733
Whitney Holding Corp.		985,026	32,131,548
			62,193,281
Cable Television Services — 2.8%
Liberty Global, Inc., Class A(1)		1,241,878	36,200,744
Liberty Global, Inc., Series C(1)		1,259,441	35,264,348
			71,465,092
Casinos & Gambling — 2.5%
Scientific Games Corp., Class A(1)		2,076,745	62,780,001
			62,780,001
Coal — 2.6%
Peabody Energy Corp.		1,653,400	66,813,894
			66,813,894
Computer Services, Software & Systems — 1.1%
Ariba, Inc.(1)		355,880	2,754,511
Quest Software, Inc.(1)		1,765,652	25,866,802
			28,621,313
Education Services — 3.1%
Corinthian Colleges, Inc.(1),(6)		5,717,652	77,931,597
			77,931,597
Electronics – Medical Systems — 1.3%
eResearch Technology, Inc.(1),(6)		5,048,430	33,975,934
			33,975,934
Electronics – Semiconductors & Components — 1.4%
Avnet, Inc.(1)		1,382,417	35,293,106
			35,293,106
Finance Companies — 3.3%
Assured Guaranty Ltd.		1,759,740	46,809,084
Lazard Ltd., Class A		813,460	38,509,196
			85,318,280
Financial Data Processing Services & Systems — 1.3%
eFunds Corp.(1)		1,184,645	32,577,738
			32,577,738
Financial Information Services — 0.8%
Interactive Data Corp.		827,209	19,886,104
			19,886,104
Health Care Facilities — 3.7%
Kindred Healthcare, Inc.(1)		1,481,460	$37,406,865
LCA-Vision, Inc.(6)		1,167,533	40,116,434
United Surgical Partners International, Inc.(1)		579,127	16,418,250
			93,941,549
Health Care Management Services — 1.0%
Sierra Health Services, Inc.(1)		726,613	26,187,133
			26,187,133
Identification Control & Filter Devices — 1.1%
Paxar Corp.(1)		1,207,170	27,837,340
			27,837,340
Insurance – Multi-Line — 3.2%
Hanover Insurance Group, Inc.		1,601,570	78,156,616
Zenith National Insurance Corp.		47,900	2,246,989
			80,403,605
Insurance – Property & Casualty — 1.0%
OneBeacon Insurance Group Ltd.(1)		932,540	26,111,120
			26,111,120
Investment Management Companies — 1.6%
Affiliated Managers Group, Inc.(1)		391,780	41,187,831
			41,187,831
Machinery – Oil/Well Equipment & Services — 4.0%
Key Energy Services, Inc.(1)		6,449,800	100,939,370
			100,939,370
Medical Services — 2.5%
Magellan Health Services, Inc.(1)		1,468,421	63,465,156
			63,465,156
Metals & Minerals – Miscellaneous — 1.7%
Sherritt International Corp.	CAD	4,009,450	42,599,224
			42,599,224
Oil – Crude Producers — 1.5%
Compton Petroleum Corp.(1)	CAD	4,228,900	38,620,919
			38,620,919
Oil – Integrated International — 1.6%
Paramount Resources Ltd., Class A(1)	CAD	2,019,500	41,562,406
			41,562,406
Real Estate — 2.6%
MI Developments, Inc., Class A		1,826,900	65,220,330
			65,220,330
Real Estate Investment Trusts — 2.9%
BioMed Realty Trust, Inc.		957,500	27,384,500
KKR Financial Corp.		1,698,290	45,497,189
			72,881,689
Rental & Leasing Services – Consumer — 2.6%
Aaron Rents, Inc.(6)		2,294,070	66,023,335
			66,023,335

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Restaurants — 4.7%
Triarc Cos., Inc., Class B(6)	6,003,100	$120,062,000
		120,062,000
Services – Commercial — 9.5%
Coinmach Service Corp.	1,666,400	30,661,760
Coinmach Service Corp., Class A	815,350	9,702,665
Coinstar, Inc.(1),(6)	2,464,452	75,338,298
Copart, Inc.(1)	1,014,427	30,432,810
Corrections Corp. of America(1)	2,131,430	96,404,579
		242,540,112
Steel — 4.5%
Allegheny Technologies, Inc.	756,540	68,603,047
Carpenter Technology Corp.	443,900	45,508,628
		114,111,675
Textile – Apparel Manufacturers — 2.4%
Carter’s, Inc.(1)	2,426,040	61,864,020
		61,864,020
Transportation – Miscellaneous — 1.0%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR(3)	585,590	24,870,007
		24,870,007

Total Common Stocks (Cost $1,651,726,013)		2,136,742,797

	Shares	Value
Depositary Securities — 6.7%
Diversified Financial Services — 3.7%
KKR Private Equity Investors, L.P. 144A(7),(9)	4,067,165	92,936,765
		92,936,765
Investment Management Companies — 3.0%
AP Alternative Assets, L.P. 144A(1),(7),(9)	4,180,500	77,339,250
		77,339,250

Total Depositary Securities (Cost $180,691,940)		170,276,015
Other Investments — For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	688	24,529
RS Global Natural Resources Fund, Class A(10)	2,314	71,358
RS Growth Fund, Class A(10)	630	9,607
RS Investors Fund, Class A(10)	2,071	24,337
RS MidCap Opportunities Fund, Class A(10)	1,082	15,335
RS Smaller Company Growth Fund, Class A(10)	2,736	57,724
RS Value Fund, Class A(10)	64	1,742
Total Other Investments (Cost $201,982)		204,632
Total Investments — 90.6% (Cost $1,832,619,935)		2,307,223,444
Other Assets, Net — 9.4%		238,309,472
Total Net Assets — 100.0%		$2,545,532,916

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments – RS Value Fund

December 31, 2006	Foreign Currency(2)	Shares	Value
Common Stocks — 84.8%
Banks — Outside New York City — 2.2%
Synovus Financial Corp.		653,700	$20,153,571
The Shizuoka Bank Ltd.	JPY	2,452,600	24,368,013
			44,521,584
Building Materials — 0.4%
Martin Marietta Materials, Inc.		75,000	7,793,250
			7,793,250
Cable Television Services — 4.4%
Liberty Global, Inc., Class A(1)		1,267,965	36,961,180
Liberty Global, Inc., Series C(1)		1,851,179	51,833,012
			88,794,192
Casinos & Gambling — 5.7%
Scientific Games Corp., Class A(1)		1,649,102	49,852,354
Station Casinos, Inc.		783,420	63,981,911
			113,834,265
Chemicals — 1.5%
Eastman Chemical Co.		519,200	30,793,752
			30,793,752
Coal — 2.4%
Peabody Energy Corp.		1,210,010	48,896,504
			48,896,504
Communications & Media — 0.7%
Discovery Holding Co., Class A(1)		822,830	13,239,335
			13,239,335
Communications Technology — 2.7%
NCR Corp.(1)		1,253,700	53,608,212
			53,608,212
Computer Services, Software & Systems — 2.4%
Symantec Corp.(1)		2,293,300	47,815,305
			47,815,305
Consumer Electronics — 2.3%
Yahoo! Inc.(1)		1,823,900	46,582,406
			46,582,406
Diversified Financial Services — 4.3%
Ameriprise Financial, Inc.		786,260	42,851,170
Merrill Lynch & Co., Inc.		458,550	42,691,005
			85,542,175
Drugs & Pharmaceuticals — 2.9%
Barr Pharmaceuticals, Inc.(1)		538,200	26,974,584
Warner Chilcott Ltd.(1)		2,257,750	31,202,105
			58,176,689
Education Services — 4.0%
Apollo Group, Inc., Class A(1)		1,279,215	49,851,009
Career Education Corp.(1)		1,204,253	29,841,389
			79,692,398
Electronics – Semiconductors & Components — 1.1%
Arrow Electronics, Inc.(1)		674,900	21,293,095
			21,293,095
Energy – Miscellaneous — 0.5%
Spectra Energy Corp.(1)		352,700	9,787,425
			9,787,425
Engineering & Contracting Services — 0.0%
SAIC, Inc.(1)		15,760	$280,370
			280,370
Entertainment — 2.0%
Viacom, Inc., Class B(1)		966,085	39,638,468
			39,638,468
Financial – Miscellaneous — 8.0%
Ambac Financial Group, Inc.		433,690	38,628,768
Brookfield Asset Management, Inc., Class A	CAD	1,188,550	57,442,592
Fidelity National Financial, Inc.		2,641,210	63,072,095
			159,143,455
Health Care Facilities — 2.0%
Triad Hospitals, Inc.(1)		974,900	40,780,067
			40,780,067
Insurance – Multi-Line — 3.1%
Assurant, Inc.		523,620	28,930,005
Genworth Financial, Inc., Class A		993,180	33,976,688
			62,906,693
Investment Management Companies — 4.2%
Amvescap PLC, ADR(3)		1,926,700	47,493,155
Federated Investors, Inc., Class B		1,089,340	36,797,905
			84,291,060
Medical Services — 1.7%
Magellan Health Services, Inc.(1)		763,070	32,979,885
			32,979,885
Metals & Minerals – Miscellaneous — 0.2%
Ivanhoe Nickel & Platinum Ltd.(1),(4),(5)		698,422	3,492,110
			3,492,110
Miscellaneous Equipment — 2.4%
W.W. Grainger, Inc.		688,810	48,175,371
			48,175,371
Oil – Crude Producers — 2.8%
Denbury Resources, Inc.(1)		112,400	3,123,596
Talisman Energy, Inc.	CAD	3,127,900	53,108,451
			56,232,047
Publishing – Newspapers — 1.2%
News Corp., Class B		1,118,340	24,894,248
			24,894,248
Radio & TV Broadcasters — 1.8%
Grupo Televisa S.A., ADR(3)		1,299,600	35,102,196
			35,102,196
Real Estate — 2.4%
MI Developments, Inc., Class A		1,334,220	47,631,654
			47,631,654
Retail — 1.4%
Ross Stores, Inc.		944,500	27,673,850
			27,673,850

See notes to Schedule of Investments on page 113.

The accompanying notes are an integral part of these financial statements.

December 31, 2006	Shares	Value
Services – Commercial — 3.7%
Corrections Corp. of America(1)	1,651,570	$74,700,511
		74,700,511
Steel — 3.0%
Allegheny Technologies, Inc.	660,400	59,885,072
		59,885,072
Transportation – Miscellaneous — 1.9%
Laidlaw International, Inc.	1,269,610	38,634,232
		38,634,232
Utilities – Cable TV & Radio — 3.0%
Comcast Corp.(1)	1,424,070	60,280,883
		60,280,883
Utilities – Electrical — 2.5%
PPL Corp.	1,384,800	49,631,232
		49,631,232

Total Common Stocks (Cost $1,353,032,081)		1,696,723,991

	Shares	Value
Depositary Securities — 6.2%
Diversified Financial Services — 3.5%
KKR Private Equity Investors, L.P. 144A(7),(9)	3,083,700	70,464,095
		70,464,095
Investment Management Companies — 2.7%
AP Alternative Assets, L.P. 144A(1),(7),(9)	2,872,950	53,149,575
		53,149,575

Total Depositary Securities (Cost $132,823,609)		123,613,670
Other Investments – For Trustee
Deferred Compensation Plan — 0.0%
RS Emerging Growth Fund, Class A(10)	387	$13,787
RS Global Natural Resources Fund, Class A(10)	1,219	37,589
RS Growth Fund, Class A(10)	460	7,008
RS Investors Fund, Class A(10)	1,508	17,721
RS MidCap Opportunities Fund, Class A(10)	584	8,277
RS Partners Fund, Class A(10)	1,089	38,154
RS Smaller Company Growth Fund, Class A(10)	1,294	27,311
Total Other Investments (Cost $146,399)		149,847
Total Investments — 91.0% (Cost $1,486,002,089)		1,820,487,508
Other Assets, Net — 9.0%		180,177,854
Total Net Assets — 100.0%		$2,000,665,362

(1)               Non income-producing security.

(2)               Foreign-denominated security: CAD — Canadian Dollar, EUR — Euro Dollar, JPY — Japanese Yen.

(3)               ADR — American Depositary Receipt. GDR — Global Depositary Receipt.

(4)               Fair value security. See 1a in Notes to Financial Statements.

(5)               Restricted security. See 5d in Notes to Financial Statements.

(6)               Affiliated issuer. See 3d in Notes to Financial Statements.

(7)               Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. The aggregate market value as a percentage of net assets of the securities is as follows: RS Internet Age Fund®  3.0%, RS Investors Fund 6.4%, RS Partners Fund 6.7%, and RS Value Fund 6.2%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(8)               A portion of the security is held as collateral for short positions.

(9)               Restricted depositary units.

(10)         Investments in designated RS Mutual Funds under a deferred compensation plan adopted May 6, 2002 for disinterested Trustees. See 3b in Notes to Financial Statements.

(11)         Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Financial Information

Statement of Assets and Liabilities

As of December 31, 2006

All numbers in thousands except for Pricing of Shares section

				The
	RS Diversified	RS Emerging		Information
	Growth	Growth	RS Growth	Age Fund®

Assets
Investments, at value	$217,019	$745,242	$194,195	$84,671
Investments in affiliated issuers, at value	—	—	—	—
Deposits with brokers for securities sold short	—	—	—	—
Cash and cash equivalents	—	—	—	—
Receivable for investments sold	423	2,232	738	—
Receivable for fund shares subscribed	148	130	141	44
Dividends/interest receivable	130	134	226	13
Prepaid expenses	6	16	4	2
Other receivables	—	—	—	8
Total Assets	217,726	747,754	195,304	84,738

Liabilities
Cash due to broker	—	—	—	—
Payable for investments purchased	439	2,784	1,878	—
Payable for fund shares redeemed	1,209	4,755	1,104	39
Payable to adviser	187	608	133	73
Payable to distributor	47	160	41	18
Deferred trustees’ compensation	214	419	62	36
Accrued expenses/other liabilities	305	615	164	87
Securities sold short/written options	—	—	—	—
Total Liabilities	2,401	9,341	3,382	253

Total Net Assets	$215,325	$738,413	$191,922	$84,485

Net Assets Consist of:
Paid-in Capital	324,463	1,973,499	161,258	68,257
Accumulated undistributed net investment income/(loss)	(214)	(419)	(7)	(35)
Accumulated net realized gain/(loss) from investments and securities sold short and options written, and translation of assets and liabilities in foreign currencies	(132,309)	(1,374,728)	3,219	1,094
Net unrealized appreciation/(depreciation) on investments and securities sold short and options written, and translation of assets and liabilities in foreign currencies	23,385	140,061	27,452	15,169
Total Net Assets	$215,325	$738,413	$191,922	$84,485

Investments, at Cost	$193,634	$605,181	$166,743	$69,502

Proceeds from Securities Sold Short	$—	$—	$—	$—

Pricing of Shares
Net Asset Value, offering, and redemption price per share, Class A	$24.13	$35.66	$15.25	$15.88
Maximum offering price per share (100/95.25 of NAV)	$25.33	$37.44	$16.01	$16.67
Net Assets, Class A	$215,325,448	$738,413,462	$191,915,186	$84,485,359
Shares of beneficial interest outstanding with no par value, Class A	8,922,881	20,709,894	12,587,091	5,320,214
Net Asset Value, offering, and redemption price per share, Class K	$—	$—	$15.25	$—
Net Assets, Class K	$—	$—	$6,508	$—
Shares of beneficial interest outstanding with no par value, Class K	—	—	427	—

The accompanying notes are an integral part of these financial statements.

			RS Smaller	RS Global
	RSInternet	RS MidCap	Company	Natural
	Age Fund®	Opportunities	Growth	Resources	RS Investors	RS Partners	RS Value

Assets
Investments, at value	$64,398	$267,601	$298,022	$1,601,554	$64,337	$1,849,149	$1,820,487
Investments in affiliated issuers, at value	—	—	—	15,348	—	458,074	—
Deposits with brokers for securities sold short	584	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	775	232,754	190,031
Receivable for investments sold	—	675	1,676	—	—	—	—
Receivable for fund shares subscribed	1,333	411	1,017	3,470	72	11,218	5,314
Dividends/interest receivable	9	51	89	2,154	72	1,777	2,233
Prepaid expenses	1	4	5	37	1	44	30
Other receivables	—	—	—	—	—	—	—
Total Assets	66,325	268,742	300,809	1,622,563	65,257	2,553,016	2,018,095

Liabilities
Cash due to broker	114	—	—	—	—	—	—
Payable for investments purchased	—	—	519	4,097	—	709	10,721
Payable for fund shares redeemed	144	459	249	4,646	—	2,306	3,544
Payable to adviser	55	186	252	1,385	55	1,968	1,439
Payable to distributor	14	58	64	358	14	546	423
Deferred trustees’ compensation	23	45	53	144	3	296	151
Accrued expenses/other liabilities	80	185	193	1,318	56	1,658	1,152
Securities sold short/written options	715	—	—	—	—	—	—
Total Liabilities	1,145	933	1,330	11,948	128	7,483	17,430

Total Net Assets	$65,180	$267,809	$299,479	$1,610,615	$65,129	$2,545,533	$2,000,665

Net Assets Consist of:
Paid-in Capital	171,069	238,520	258,194	1,318,868	57,776	2,037,739	1,640,760
Accumulated undistributed net investment income/(loss)	(24)	(45)	(53)	51	(5)	153	(175)
Accumulated net realized gain/(loss) from investments and securities sold short and options written, and translation of assets and liabilities in foreign currencies	(120,496)	2,450	140	(2,705)	1,411	33,019	25,595
Net unrealized appreciation/(depreciation) on investments and securities sold short and options written, and translation of assets and liabilities in foreign currencies	14,631	26,884	41,198	294,401	5,947	474,622	334,485
Total Net Assets	$65,180	$267,809	$299,479	$1,610,615	$65,129	$2,545,533	$2,000,665

Investments, at Cost	$49,636	$240,717	$256,824	$1,322,504	$58,390	$1,832,620	$1,486,002

Proceeds from Securities Sold Short	$584	$—	$—	$—	$—	$—	$—

Pricing of Shares
Net Asset Value, offering, and redemption price per share, Class A	$7.95	$14.17	$21.10	$30.84	$11.75	$35.04	$27.43
Maximum offering price per share (100/95.25 of NAV)	$8.35	$14.88	$22.15	$32.38	$12.34	$36.79	$28.80
Net Assets, Class A	$65,180,131	$267,807,066	$299,479,243	$1,610,612,011	$65,128,684	$2,532,085,866	$2,000,665,245
Shares of beneficial interest outstanding with no par value, Class A	8,201,646	18,903,120	14,193,364	52,231,296	5,542,044	72,254,327	72,950,256
Net Asset Value, offering, and redemption price per share, Class K	$—	$14.16	$—	$30.84	$—	$35.05	$27.43
Net Assets, Class K	$—	$1,821	$—	$3,369	$—	$13,447,050	$117
Shares of beneficial interest outstanding with no par value, Class K	—	129	—	109	—	383,676	4

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended December 31, 2006

All numbers in thousands

				The
	RS Diversified	RS Emerging		Information
	Growth	Growth	RS Growth	Age Fund®

Investment Income
Interest	$480	$1,749	$241	$242
Dividends	386	782	2,625	65
Dividends, affiliated issuers	—	—	—	—
Withholding taxes on foreign dividends	(2)	(1)	(18)	—
Total Investment Income	864	2,530	2,848	307

Expenses
Investment advisory fees	2,992	7,880	1,608	858
Distribution fees	748	2,074	503	214
Transfer agent fees	433	914	199	105
Custodian fees	63	107	40	25
Accounting/administrative service fees	218	590	148	65
Shareholder reports	289	664	123	66
Professional fees	37	99	31	17
Registration fees	42	39	25	22
Interest expense	9	—	3	—
Trustees’ fees and expenses	36	75	16	8
Other expense	73	166	24	18
Total Expenses	4,940	12,608	2,720	1,398
Less: Expense waiver by adviser	(54)	(50)	(9)	(5)
Expense offsets and other waivers	—	—	—	—

Total Expenses, Net	4,886	12,558	2,711	1,393

Net Investment Income/(Loss)	(4,022)	(10,028)	137	(1,086)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Securities Sold Short
Net realized gain/(loss) from investments and foreign currency transactions	41,283	135,194	22,340	11,118
Net realized gain/(loss) from securities sold short	—	—	—	—
Net change in unrealized appreciation/depreciation on investments and on translation of assets and liabilities in foreign currency	(17,037)	(49,261)	(2,494)	(3,336)
Net change in unrealized appreciation/depreciation on securities sold short	—	—	—	—
Net Gain/(Loss) on Investments and Securities Sold Short	24,246	85,933	19,846	7,782

Net Increase/(Decrease) in Net Assets Resulting from Operations	$20,224	$75,905	$19,983	$6,696

The accompanying notes are an integral part of these financial statements.

			RS Smaller	RS Global
	RSInternet	RS MidCap	Company	Natural
	Age Fund®	Opportunities	Growth	Resources	RS Investors	RS Partners	RSValue

Investment Income
Interest	$197	$275	$1,019	$14,415	$163	$19,249	$10,116
Dividends	19	1,030	664	20,310	683	18,771	15,713
Dividends, affiliated issuers	—	—	—	—	—	5,509	—
Withholding taxes on foreign dividends	(1)	(9)	—	(1,577)	(11)	(530)	(715)
Total Investment Income	215	1,296	1,683	33,148	835	42,999	25,114

Expenses
Investment advisory fees	737	2,171	2,903	19,111	639	24,180	15,060
Distribution fees	184	638	726	4,778	160	6,056	4,430
Transfer agent fees	118	148	137	1,756	57	2,397	1,509
Custodian fees	18	54	67	447	23	307	250
Accounting/administrative service fees	49	187	211	1,241	34	1,393	1,197
Shareholder reports	63	151	286	1,241	37	1,603	1,147
Professional fees	14	39	42	247	5	289	223
Registration fees	34	31	31	111	50	108	98
Interest expense	—	—	—	—	1	—	—
Trustees’ fees and expenses	6	17	18	117	4	153	110
Other expense	17	27	43	216	12	297	197
Total Expenses	1,240	3,463	4,464	29,265	1,022	36,783	24,221
Less: Expense waiver by adviser	(4)	(139)	(56)	(790)	(3)	(746)	(87)
Expense offsets and other waivers	—	—	—	—	(33)	—	—

Total Expenses, Net	1,236	3,324	4,408	28,475	986	36,037	24,134

Net Investment Income/(Loss)	(1,021)	(2,028)	(2,725)	4,673	(151)	6,962	980

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Securities Sold Short
Net realized gain/(loss) from investments and foreign currency transactions	7,493	24,254	14,366	209,768	4,367	176,119	142,992
Net realized gain/(loss) from securities sold short	(125)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments and on translation of assets and liabilities in foreign currency	(5,837)	(994)	(1,202)	(98,773)	4,881	61,767	129,648
Net change in unrealized appreciation/depreciation on securities sold short	(131)	—	—	—	—	—	—
Net Gain/(Loss) on Investments and Securities Sold Short	1,400	23,260	13,164	110,995	9,248	242,752	272,640

Net Increase/(Decrease) in Net Assets Resulting from Operations	$379	$21,232	$10,439	$115,668	$9,097	$244,848	$273,620

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

All numbers in thousands

	RS Diversified Growth		RS Emerging Growth
	For the Year	For the Year	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05	Ended 12/31/06	Ended 12/31/05

Operations
Net investment income/(loss)	$(4,022)	$(8,183)	$(10,028)	$(14,182)
Net realized gain/(loss) from investments and foreign currency transactions	41,283	102,939	135,194	161,480
Net realized gain/(loss) from securities sold short	—	—	—	—
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	(17,037)	(125,166)	(49,261)	(163,813)
Net change in unrealized appreciation/(depreciation) on securities sold short	—	—	—	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	20,224	(30,410)	75,905	(16,515)

Distributions to Shareholders
Net investment income
Class A	—	—	—	—
Class K	—	—	—	—
Realized gain on investments and securities sold short
Class A	—	—	—	—
Class K	—	—	—	—
Total Distributions	—	—	—	—

Capital Share Transactions
Proceeds from sales of shares	44,770	143,700	82,317	106,509
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(235,547)	(681,223)	(350,105)	(559,476)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(190,777)	(537,523)	(267,788)	(452,967)

Net Increase/(Decrease) in Net Assets	(170,553)	(567,933)	(191,883)	(469,482)

Net Assets
Beginning of Period	385,878	953,811	930,296	1,399,778
End of Period	$215,325	$385,878	$738,413	$930,296
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—	$—	$—

Undistributed Net Investment Income/(Loss) Included in Net Assets	$(214)	$—	$(419)	$—

Other Information:
Shares

Sold	1,969	6,697	2,387	3,473
Reinvested	—	—	—	—
Redeemed	(10,327)	(31,447)	(10,232)	(18,175)
Net Increase/(Decrease)	(8,358)	(24,750)	(7,845)	(14,702)

The accompanying notes are an integral part of these financial statements.

	RS Growth		The Information Age Fund®		RS Internet Age Fund®
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05	Ended 12/31/06	Ended 12/31/05	Ended 12/31/06	Ended 12/31/05

Operations
Net investment income/(loss)	$137	$(381)	$(1,086)	$(1,468)	$(1,021)	$(1,290)
Net realized gain/(loss) from investments and foreign currency transactions	22,340	30,524	11,118	20,546	7,493	17,552
Net realized gain/(loss) from securities sold short	—	—	—	—	(125)	—
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	(2,494)	(8,500)	(3,336)	(20,877)	(5,837)	(12,635)
Net change in unrealized appreciation/(depreciation) on securities sold short	—	—	—	—	(131)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,983	21,643	6,696	(1,799)	379	3,627

Distributions to Shareholders
Net investment income
Class A	(91)	—	—	—	—	—
Class K	—	—	—	—	—	—
Realized gain on investments and securities sold short
Class A	(26,037)	(30,785)	(8,895)	—	—	—
Class K	—	—	—	—	—	—
Total Distributions	(26,128)	(30,785)	(8,895)	—	—	—

Capital Share Transactions
Proceeds from sales of shares	16,787	9,797	20,728	11,564	12,665	13,916
Reinvestment of distributions	25,246	30,108	8,398	—	—	—
Cost of shares redeemed	(50,703)	(41,531)	(32,427)	(52,231)	(33,070)	(38,704)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(8,670)	(1,626)	(3,301)	(40,667)	(20,405)	(24,788)

Net Increase/(Decrease) in Net Assets	(14,815)	(10,768)	(5,500)	(42,466)	(20,026)	(21,161)

Net Assets
Beginning of Period	206,737	217,505	89,985	132,451	85,206	106,367
End of Period	$191,922	$206,737	$84,485	$89,985	$65,180	$85,206
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—	$—	$—	$—	$—

Undistributed Net Investment Income/(Loss) Included in Net Assets	$(7)	$—	$(35)	$—	$(24)	$—

Other Information:
Shares

Sold	1,021	574	1,247	768	1,626	1,962
Reinvested	1,637	1,896	527	—	—	—
Redeemed	(3,113)	(2,479)	(1,957)	(3,533)	(4,408)	(5,762)
Net Increase/(Decrease)	(455)	(9)	(183)	(2,765)	(2,782)	(3,800)

The accompanying notes are an integral part of these financial statements.

	RS MidCap Opportunities		RS Smaller Company Growth
	For the Year	For the Year	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05	Ended 12/31/06	Ended 12/31/05

Operations
Net investment income/(loss)	$(2,028)	$(1,553)	$(2,725)	$(2,567)
Net realized gain/(loss) from investments and foreign currency transactions	24,254	23,686	14,366	21,889
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	(994)	(3,526)	(1,202)	(5,157)
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,232	18,607	10,439	14,165

Distributions to Shareholders
Net investment income
Class A	—	—	—	—
Class K	—	—	—	—
Realized gain on investments and securities sold short
Class A	(8,091)	—	(13,476)	(29,687)
Class K	—	—	—	—
Total Distributions	(8,091)	—	(13,476)	(29,687)

Capital Share Transactions
Proceeds from sales of shares	75,224	29,764	147,088	115,300
Proceeds from shares issued upon merger	—	—	—	—
Reinvestment of distributions	7,755	—	12,199	28,031
Cost of shares redeemed	(47,082)	(38,154)	(98,900)	(99,447)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	35,897	(8,390)	60,387	43,884

Net Increase/(Decrease) in Net Assets	49,038	10,217	57,350	28,362

Net Assets
Beginning of Period	218,771	208,554	242,129	213,767
End of Period	$267,809	$218,771	$299,479	$242,129

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—	$—	$—

Undistributed Net Investment Income/(Loss) Included in Net Assets	$(45)	$—	$(53)	$—

Other Information:
Shares
Sold	5,303	2,400	6,753	5,207
Issued upon merger	—	—	—	—
Reinvested	535	—	579	1,312
Redeemed	(3,328)	(3,135)	(4,610)	(4,520)
Net Increase/(Decrease)	2,510	(735)	2,722	1,999

*For the period November 15, 2005 (commencement of operations) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.

	RS Global Natural Resources		RS Investors		RS Partners		RSValue
	For the Year	For the Year	For the Year	For the Period	For the Year	For the Year	For the Year	For the Year
	Ended 12/31/06	Ended 12/31/05	Ended 12/31/06	Ended 12/31/05*	Ended 12/31/06	Ended 12/31/05	Ended 12/31/06	Ended 12/31/05

Operations
Net investment income/(loss)	$4,673	$11,345	$(151)	$(70)	$6,962	$8	$980	$(1,664)
Net realized gain/(loss) from investments and foreign currency transactions	209,768	107,495	4,367	5	176,119	203,558	142,992	19,886
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	(98,773)	297,986	4,881	1,066	61,767	7,178	129,648	113,963
Net Increase/(Decrease) in Net Assets Resulting from Operations	115,668	416,826	9,097	1,001	244,848	210,744	273,620	132,185

Distributions to Shareholders
Net investment income
Class A	(17,489)	(33,165)	—	—	(6,005)	—	(21,838)	(422)
Class K	—	—	—	—	(23)	—	—	—
Realized gain on investments and securities sold short
Class A	(202,075)	(89,208)	(2,797)	—	(110,156)	(334,320)	(58,242)	—
Class K	—	—	—	—	(583)	—	—	—
Total Distributions	(219,564)	(122,373)	(2,797)	—	(116,767)	(334,320)	(80,080)	(422)

Capital Share Transactions
Proceeds from sales of shares	760,366	1,101,253	54,306	48,571	940,707	558,957	920,348	1,176,672
Proceeds from shares issued upon merger	—	—	—	—	47,127	—	—	—
Reinvestment of distributions	194,902	113,926	2,394	—	108,201	317,496	67,888	396
Cost of shares redeemed	(955,939)	(422,962)	(47,334)	(109)	(842,990)	(632,927)	(777,428)	(341,100)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(671)	792,217	9,366	48,462	253,045	243,526	210,808	835,968

Net Increase/(Decrease) in Net Assets	(104,567)	1,086,670	15,666	49,463	381,126	119,950	404,348	967,731

Net Assets
Beginning of Period	1,715,182	628,512	49,463	—	2,164,407	2,044,457	1,596,317	628,586
End of Period	$1,610,615	$1,715,182	$65,129	$49,463	$2,545,533	$2,164,407	$2,000,665	$1,596,317

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(25,015)	$—	$—	$—	$(110)	$—	$(4,867)

Undistributed Net Investment Income/(Loss) Included in Net Assets	$51	$—	$(5)	$(12)	$153	$—	$(175)	$—

Other Information:
Shares
Sold	21,453	38,196	4,930	4,749	26,952	15,258	35,556	51,143
Issued upon merger	—	—	—	—	1,345	—	—	—
Reinvested	6,056	3,462	201	—	3,054	9,583	2,469	16
Redeemed	(27,808)	(14,554)	(4,327)	(10)	(24,282)	(18,073)	(30,093)	(14,720)
Net Increase/(Decrease)	(299)	27,104	804	4,739	7,069	6,768	7,932	36,439

The accompanying notes are an integral part of these financial statements.

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of each Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

					Distributions	Distributions
	Net Asset Value,		Net Realized		From Net	From Net
	Beginning	Net Investment	and Unrealized	Total	Investment	Realized	Total
	of Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions

RS Diversified Growth (Class A)
Year Ended 12/31/06	$22.33	$(0.45)	$2.25	$1.80	$—	$—	$—
Year Ended 12/31/05	22.69	(0.47)	0.11	(0.36)	—	—	—
Year Ended 12/31/04	22.36	(0.29)	0.62	0.33	—	—	—
Year Ended 12/31/03	14.16	(0.14)	8.34	8.20	—	—	—
Year Ended 12/31/02	23.26	(0.19)	(8.91)	(9.10)	—	—	—

RS Emerging Growth (Class A)
Year Ended 12/31/06	$32.58	$(0.48)	$3.56	$3.08	$—	$—	$—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—	—
Year Ended 12/31/04	28.10	(0.50)	4.76	4.26	—	—	—
Year Ended 12/31/03	19.15	(0.35)	9.30	8.95	—	—	—
Year Ended 12/31/02	32.00	(0.34)	(12.51)	(12.85)	—	—	—

RS Growth (Class A)
Year Ended 12/31/06	$15.85	$0.01	$1.73	$1.74	$(0.01)	$(2.33)	$(2.34)
Year Ended 12/31/05	16.66	(0.03)	1.92	1.89	—	(2.70)	(2.70)
Year Ended 12/31/04	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)
Year Ended 12/31/03	12.37	(0.12)	5.57	5.45	—	(0.50)	(0.50)
Year Ended 12/31/02	17.07	(0.15)	(4.55)	(4.70)	—	—	—

RS Growth (Class K)
Period From 11/27/06 to 12/31/06(1)	$17.43	$0.01	$0.15	$0.16	$(0.01)	$(2.33)	$(2.34)

The Information Age Fund® (Class A)
Year Ended 12/31/06	$16.35	$(0.20)	$1.55	$1.35	$—	$(1.82)	$(1.82)
Year Ended 12/31/05	16.02	(0.27)	0.60	0.33	—	—	—
Year Ended 12/31/04	14.93	(0.30)	1.39	1.09	—	—	—
Year Ended 12/31/03	7.55	(0.14)	7.52	7.38	—	—	—
Year Ended 12/31/02	14.53	(0.18)	(6.80)	(6.98)	—	—	—

www.RSinvestments.com

				Net Ratio of	Gross Ratio of	Net Ratio of Net	Gross Ratio of Net
	Net Asset			Expenses to	Expenses to	Investment Income/	Investment Income/
	Value, End of		Net Assets, End	Average Net	Average Net	(Loss) to Average	(Loss) to Average	Portfolio
	Period	Total Return	of Period (000s)	Assets(2)	Assets	Net Assets(2)	Net Assets	Turnover Rate

RS Diversified Growth (Class A)
Year Ended 12/31/06	$24.13	8.06%	$215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%
Year Ended 12/31/05	22.33	(1.59)%	385,878	1.63%	1.64%	(1.25)%	(1.26)%	184%
Year Ended 12/31/04	22.69	1.48%	953,811	1.58%	1.62%	(1.23)%	(1.27)%	230%
Year Ended 12/31/03	22.36	57.91%	1,089,598	1.48%	1.63%	(0.92%)	(1.07)%	305%
Year Ended 12/31/02	14.16	(39.12)%	570,814	1.50%	1.69%	(1.11)%	(1.30)%	223%

RS Emerging Growth (Class A)
Year Ended 12/31/06	$35.66	9.45%	$738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
Year Ended 12/31/05	32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%
Year Ended 12/31/04	32.36	15.16%	1,399,778	1.59%	1.61%	(1.47)%	(1.49)%	156%
Year Ended 12/31/03	28.10	46.74%	1,613,299	1.49%	1.61%	(1.39)%	(1.51)%	190%
Year Ended 12/31/02	19.15	(40.16)%	1,307,774	1.53%	1.68%	(1.35)%	(1.50)%	166%

RS Growth (Class A)
Year Ended 12/31/06	$15.25	10.79%	$191,915	1.35%	1.35%	0.07%	0.07%	180%
Year Ended 12/31/05	15.85	11.32%	206,737	1.37%	1.37%	(0.19)%	(0.19)%	159%
Year Ended 12/31/04	16.66	11.95%	217,505	1.49%	1.69%	(0.55)%	(0.75)%	163%
Year Ended 12/31/03	17.32	44.24%	223,726	1.58%	1.65%	(0.81)%	(0.88)%	262%
Year Ended 12/31/02	12.37	(27.53)%	170,431	1.62%	1.67%	(0.87)%	(0.92)%	346%

RS Growth (Class K)
Period From 11/27/06 to 12/31/06(1)	$15.25	0.73%	$7	1.62%	1.62%	0.26%	0.26%	180%

The Information Age Fund® (Class A)
Year Ended 12/31/06	$15.88	8.19%	$84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%
Year Ended 12/31/05	16.35	2.06%	89,985	1.62%	1.62%	(1.54)%	(1.54)%	141%
Year Ended 12/31/04	16.02	7.30%	132,451	1.62%	1.64%	(1.47)%	(1.49)%	143%
Year Ended 12/31/03	14.93	97.75%	241,956	1.57%	1.67%	(1.52)%	(1.62)%	194%
Year Ended 12/31/02	7.55	(48.04)%	50,354	1.74%	1.80%	(1.59)%	(1.65)%	219%

See notes to Financial Highlights on page 127.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

					Distributions	Distributions
	Net Asset Value,		Net Realized		From Net	From Net
	Beginning	Net Investment	and Unrealized	Total	Investment	Realized	Total
	of Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions

RS Internet Age Fund® (Class A)
Year Ended 12/31/06	$7.76	$(0.12)	$0.31	$0.19	$—	$—	$—
Year Ended 12/31/05	7.19	(0.12)	0.69	0.57	—	—	—
Year Ended 12/31/04	6.58	(0.13)	0.74	0.61	—	—	—
Year Ended 12/31/03	3.27	(0.07)	3.38	3.31	—	—	—
Year Ended 12/31/02	5.76	(0.08)	(2.41)	(2.49)	—	—	—

RS MidCap Opportunities (Class A)
Year Ended 12/31/06	$13.34	$(0.11)	$1.38	$1.27	$—	$(0.44)	$(0.44)
Year Ended 12/31/05	12.18	(0.09)	1.25	1.16	—	—	—
Year Ended 12/31/04	10.84	(0.08)	1.42	1.34	—	—	—
Year Ended 12/31/03	7.30	(0.06)	3.60	3.54	—	—	—
Year Ended 12/31/02	9.92	(0.06)	(2.56)	(2.62)	—	—	—

RS MidCap Opportunities (Class K)
Period From 12/4/06 to 12/31/06(1)	$15.09	$(0.01)	$(0.48)	$(0.49)	$—	$(0.44)	$(0.44)

RS Smaller Company Growth (Class A)
Year Ended 12/31/06	$21.11	$(0.19)	$1.17	$0.98	$—	$(0.99)	$(0.99)
Year Ended 12/31/05	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)
Year Ended 12/31/04	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)
Year Ended 12/31/03	12.79	(0.23)	8.02	7.79	—	—	—
Year Ended 12/31/02	21.78	(0.20)	(8.30)	(8.50)	—	(0.49)	(0.49)

RS Global Natural Resources (Class A)
Year Ended 12/31/06	$32.65	$0.12	$2.72	$2.84	$(0.37)	$(4.28)	$(4.65)
Year Ended 12/31/05	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)
Year Ended 12/31/04	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)
Year Ended 12/31/03	13.53	(0.01)	5.71	5.70	—	—	—
Year Ended 12/31/02	11.56	(0.06)	2.03	1.97	—	—	—

RS Global Natural Resources (Class K)
Period From 12/4/06 to 12/31/06(1)	$37.05	$0.04	$(1.61)	$(1.57)	$(0.36)	$(4.28)	$(4.64)

				Net Ratio of	Gross Ratio of	Net Ratio of Net	Gross Ratio of Net
	Net Asset			Expenses to	Expenses to	Investment Income/	Investment Income/
	Value, End of		Net Assets, End	Average Net	Average Net	(Loss) to Average	(Loss) to Average	Portfolio
	Period	Total Return	of Period (000s)	Assets(2)	Assets	Net Assets(2)	Net Assets	Turnover Rate

RS Internet Age Fund® (Class A)
Year Ended 12/31/06	$7.95	2.45%	$65,180	1.68%	1.68%	(1.39)%	(1.39)%	111%
Year Ended 12/31/05	7.76	7.93%	85,206	1.69%	1.69%	(1.60)%	(1.60)%	129%
Year Ended 12/31/04	7.19	9.27%	106,367	1.70%	1.72%	(1.67)%	(1.69)%	139%
Year Ended 12/31/03	6.58	101.22%	125,968	1.82%	1.95%	(1.77)%	(1.90)%	208%
Year Ended 12/31/02	3.27	(43.2)%	35,059	2.08%	2.31%	(1.96)%	(2.19)%	203%

RS MidCap Opportunities (Class A)
Year Ended 12/31/06	$14.17	9.43%	$267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%
Year Ended 12/31/05	13.34	9.52%	218,771	1.34%	1.39%	(0.77)%	(0.82)%	207%
Year Ended 12/31/04	12.18	12.36%	208,554	1.49%	1.64%	(0.88)%	(1.03)%	184%
Year Ended 12/31/03	10.84	48.49%	141,147	1.53%	1.63%	(0.76)%	(0.86)%	253%
Year Ended 12/31/02	7.30	(26.41)%	88,507	1.53%	1.67%	(0.60)%	(0.74)%	401%

RS MidCap Opportunities (Class K)
Period From 12/4/06 to 12/31/06(1)	$14.16	(3.32)%	$2	1.50%	1.53%	(1.10)%	(1.13)%	214%

RS Smaller Company Growth (Class A)
Year Ended 12/31/06	$21.10	4.62%	$299,479	1.52%	1.54%	(0.94)%	(0.96)%	151%
Year Ended 12/31/05	21.11	6.74%	242,129	1.55%	1.56%	(1.20)%	(1.21)%	122%
Year Ended 12/31/04	22.57	15.38%	213,767	1.59%	1.60%	(1.31)%	(1.32)%	163%
Year Ended 12/31/03	20.58	60.91%	200,147	1.73%	1.83%	(1.57)%	(1.67)%	220%
Year Ended 12/31/02	12.79	(39.07)%	109,341	1.81%	1.95%	(1.52)%	(1.66)%	128%

RS Global Natural Resources (Class A)
Year Ended 12/31/06	$30.84	8.11%	$1,610,612	1.49%	1.53%	0.24%	0.20%	62%
Year Ended 12/31/05	32.65	42.23%	1,715,182	1.49%	1.56%	0.95%	0.88%	62%
Year Ended 12/31/04	24.72	34.43%	628,512	1.50%	1.59%	(0.18)%	(0.27)%	97%
Year Ended 12/31/03	19.23	42.13%	142,476	1.69%	1.76%	(0.13)%	(0.20)%	117%
Year Ended 12/31/02	13.53	17.04%	38,763	1.77%	1.86%	(0.55)%	(0.64)%	159%

RS Global Natural Resources (Class K)
Period From 12/4/06 to 12/31/06(1)	$30.84	(4.76)%	$3	1.75%	1.75%	(0.23)%	(0.23)%	62%

The accompanying notes are an integral part of these financial statements.

					Distributions	Distributions
	Net Asset Value,		Net Realized		From Net	From Net
	Beginning	Net Investment	and Unrealized	Total	Investment	Realized	Total
	of Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions

RS Investors (Class A)
Year Ended 12/31/06	$10.44	$(0.03)	$1.87	$1.84	$—	$(0.53)	$(0.53)
Period From 11/15/05 to 12/31/05(1)	10.00	(0.01)	0.45	0.44	—	—	—

RS Partners (Class A)
Year Ended 12/31/06	$33.01	$0.10	$3.61	$3.71	$(0.09)	$(1.59)	$(1.68)
Year Ended 12/31/05	34.77	—	4.17	4.17	—	(5.93)	(5.93)
Year Ended 12/31/04	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)
Year Ended 12/31/03	17.82	0.06	11.54	11.60	(0.02)	(1.70)	(1.72)
Year Ended 12/31/02	17.67	(0.11)	0.33	0.22	—	(0.07)	(0.07)

RS Partners (Class K)
Period From 10/13/06 to 12/31/06(1)	$35.04	$—	$1.67	$1.67	$(0.06)	$(1.60)	$(1.66)

RS Value (Class A)
Year Ended 12/31/06	$24.55	$0.03	$3.99	$4.02	$(0.31)	$(0.83)	$(1.14)
Year Ended 12/31/05	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)
Year Ended 12/31/04	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)
Year Ended 12/31/03	10.26	0.04	6.73	6.77	—	—	—
Year Ended 12/31/02	10.12	(0.05)	0.19	0.14	—	—	—

RS Value (Class K)
Period From 12/4/06 to 12/31/06(1)	$28.58	$0.02	$(0.04)	$(0.02)	$(0.30)	$(0.83)	$(1.13)

The accompanying notes are an integral part of these financial statements.

				Net Ratio of	Gross Ratio of	Net Ratio of Net		Gross Ratio of Net
	Net Asset			Expenses to	Expenses to	Investment Income/		Investment Income/
	Value, End of		Net Assets,End	Average Net	Average Net	(Loss) to Average		(Loss) to Average		Portfolio
	Period	Total Return	of Period (000s)	Assets(2)	Assets	Net Assets(2)		Net Assets		Turnover Rate

RS Investors (Class A)
Year Ended 12/31/06	$11.75	17.55%	$65,129	1.54%	1.60%	(0.23%	)	(0.29%	)	116%
Period From 11/15/05 to 12/31/05(1)	10.44	4.40%	49,463	3.74%	3.77%	(1.66%	)	(1.69%	)	5%

RS Partners (Class A)
Year Ended 12/31/06	$35.04	11.19%	$2,532,086	1.49%	1.52%	0.29%		0.26%		60%
Year Ended 12/31/05	33.01	11.94%	2,164,407	1.48%	1.52%	—%		(0.04%	)	77%
Year Ended 12/31/04	34.77	31.81%	2,044,457	1.49%	1.64%	(0.59%	)	(0.74%	)	108%
Year Ended 12/31/03	27.70	65.63%	852,615	1.54%	1.60%	0.27%		0.21%		97%
Year Ended 12/31/02	17.82	1.23%	113,467	1.88%	1.97%	(0.90%	)	(0.99%	)	166%

RS Partners (Class K)
Period From 10/13/06 to 12/31/06(1)	$35.05	4.71%	$13,447	1.82%	1.86%	(0.03%	)	(0.07%	)	60%

RS Value (Class A)
Year Ended 12/31/06	$27.43	16.37%	$2,000,665	1.36%	1.37%	0.06%		0.05%		72%
Year Ended 12/31/05	24.55	11.67%	1,596,317	1.39%	1.39%	(0.15%	)	(0.15%	)	83%
Year Ended 12/31/04	21.99	29.31%	628,586	1.49%	1.63%	(0.65%	)	(0.79%	)	147%
Year Ended 12/31/03	17.03	65.98%	373,791	1.54%	1.69%	0.54%		0.39%		129%
Year Ended 12/31/02	10.26	1.38%	57,916	1.67%	1.74%	(0.40%	)	(0.47%	)	125%

RS Value (Class K)
Period From 12/4/06 to 12/31/06(1)	$27.43	(0.06% )	$—	1.28%	1.28%	0.35%		0.35%		72%

Distributions reflect actual per-share amounts distributed for the period.

1   Commencement of operations. Ratios have been annualized, except for total return and portfolio turnover rate.

2   Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and offsets for securities lending fees.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of 23 series. These financial statements describe 11 portfolios offered by the Trust: RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund (each a “Fund,” collectively the “Funds”). All of the Funds are registered as diversified funds, other than RS Investors Fund and RS Partners Fund, which are registered as nondiversified funds.

Effective October 9, 2006, the Funds offer two classes of shares, Class A and K shares. (Previously, each Fund had offered a single class of shares, now denominated Class A shares.). The two classes differ principally in their respective applicable sales charges, shareholder servicing fees, and distribution fees. In general, both classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive voting rights with respect to matters affecting only individual classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the New York Stock Exchange prior to when each Fund’s net asset value is next determined. Investments by a Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. Examples of such events may include, but are not limited to, (i) events relating to a particular issuer, such as announcements of significant corporate actions; corporate announcements with respect to earnings; corporate announcements relating to new product offerings, product recalls, and other product-related news; regulatory news such as government approvals; news regarding allegations or announcements of governmental or regulatory investigations or sanctions against the issuer; news regarding principal officers or the issuer’s labor resources; news relating to natural disasters affecting the issuer’s operations; and events relating to significant litigation involving the issuer, as well as (ii) events relating to multiple issuers or a particular securities market or sector, such as governmental actions that affect securities in a particular sector, country or region in a particular way; natural disasters, armed conflicts or terrorist events that affect a particular country or region; and evidence of significant fluctuations in a particular securities market between the close of the securities’ principal exchange or market and the Funds’ valuation time. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees. Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels determined in accordance with procedures approved by the Trustees. Other restricted securities are initially valued at cost. The securities may be revalued periodically taking into consideration, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event the Adviser determined would have a significant impact on the value of the security. The approximate percentages of the Funds’ net assets valued using these guidelines and procedures at December 31, 2006, were as follows:

Fund	Percentage
RS Diversified Growth	—%
RS Emerging Growth	—%
RS Growth	—%
The Information Age Fund®	—%
RS Internet Age Fund®	—%
RS MidCap Opportunities	—%
RS Smaller Company Growth	—%
RS Global Natural Resources	0.06%
RS Investors	—%
RS Partners	—%
RS Value	0.17%

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

g. Organizational Expenses Organizational expenses are accounted for on an accrual basis and expensed in the period incurred. These organizational expenses include offering, administration and legal costs.

h. Distributions to Shareholders Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Dividends to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

	Amount		Average
	Outstanding	Average	Interest
Fund	at 12/31/06	Borrowing*	Rate (%)
RS Diversified Growth	$—	$118,334	6.35
RS Emerging Growth	—	—	—
RS Growth	—	46,302	6.12
The Information Age Fund®	—	3,458	5.75
RS Internet Age Fund®	—	718	5.75
RS MidCap Opportunities	—	—	—
RS Smaller Company Growth	—	—	—
RS Global Natural Resources	—	—	—
RS Investors	—	20,093	5.79
RS Partners	—	—	—
RS Value	—	—	—

* For the year ended December 31, 2006.

Note 2 Capital Shares a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Prior to October 9, 2006, the Funds offered a single class of shares. Effective October 9, 2006, the Funds offer two classes of shares, Class A and Class K shares. Transactions in capital shares for the Funds are outlined below.

Transactions in Capital Shares

(see Note 2a)

	RS Diversified Growth		RS Emerging Growth		RS Growth
Class A	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	1,968,945	$44,769,965	2,386,888	$82,317,051	1,019,958	$16,780,626
Shares Reinvested	—	—	—	—	1,637,152	25,244,978
Shares Redeemed	(10,326,591)	(235,546,899)	(10,231,817)	(350,104,305)	(3,112,803)	(50,702,818)
Net Increase/(Decrease)	(8,357,646)	$(190,776,934)	(7,844,929)	$(267,787,254)	(455,693)	$(8,677,214)

Class K
Shares Sold	—	$—	—	$—	371	$6,505
Shares Reinvested	—	—	—	—	56	865
Shares Redeemed	—	—	—	—	—	—
Net Increase/(Decrease)	—	$—	—	$—	427	$7,370

	The Information Age Fund®		RS Internet Age Fund®		RS MidCap Opportunities
Class A	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	1,246,542	$20,727,961	1,625,760	$12,665,295	5,302,764	$75,221,848
Shares Reinvested	526,870	8,398,297	—	—	535,198	7,755,034
Shares Redeemed	(1,956,723)	(32,427,139)	(4,407,584)	(33,070,545)	(3,328,372)	(47,082,513)
Net Increase/(Decrease)	(183,311)	$(3,300,881)	(2,781,824)	$(20,405,250)	2,509,590	$35,894,369

Class K
Shares Sold	—	$—	—	$—	125	$1,850
Shares Reinvested	—	—	—	—	4	55
Shares Redeemed	—	—	—	—	—	—
Net Increase/(Decrease)	—	$—	—	$—	129	$1,905

	RS Smaller Company Growth		RS Global Natural Resources		RS Investors
Class A	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	6,753,197	$147,088,455	21,452,575	$760,362,193	4,930,007	$54,306,490
Shares Reinvested	578,685	12,198,688	6,056,617	194,901,990	201,167	2,393,885
Shares Redeemed	(4,609,934)	(98,900,031)	(27,808,355)	(955,938,863)	(4,327,663)	(47,334,459)
Net Increase/(Decrease)	2,721,948	$60,387,112	(299,163)	$(674,680)	803,511	$9,365,916

Class K
Shares Sold	—	$—	95	$3,537	—	$—
Shares Reinvested	—	—	14	443	—	—
Shares Redeemed	—	—	—	—	—	—
Net Increase/(Decrease)	—	$—	109	$3,980	—	$—

	RS Partners		RS Value
Class A	Shares	Amount	Shares	Amount
Shares Sold	26,946,483	$940,510,742	35,556,166	$920,348,598
Shares Issued Upon Merger	982,636	34,431,592	—	—
Shares Reinvested	3,036,836	107,594,625	2,469,554	67,888,028
Shares Redeemed	(24,280,787)	(842,945,217)	(30,093,379)	(777,428,383)
Net Increase/(Decrease)	6,685,168	$239,591,742	7,932,341	$210,808,243

Class K
Shares Sold	5,528	$196,589	4	$117
Shares Issued Upon Merger	362,304	12,695,133	—	—
Shares Reinvested	17,092	605,758	—	4
Shares Redeemed	(1,248)	(44,488)	—	—
Net Increase/(Decrease)	383,676	$13,452,992	4	$121

Note 3 Transactions with Affiliates

a. Advisory Fees and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Investment
Advisory
Fund	Percentage
RS Diversified Growth	1.00%
RS Emerging Growth	0.95%
RS Growth	0.80%
The Information Age Fund®	1.00%
RS Internet Age Fund®	1.00%
RS MidCap Opportunities	0.85%
RS Smaller Company Growth	1.00%
RS Global Natural Resources	1.00%
RS Investors	1.00%
RS Partners	1.00%
RS Value	0.85%

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rates set forth below.

Fund	Rate
RS Diversified Growth	0.99%
RS MidCap Opportunities	0.80%
RS Smaller Company Growth	0.99%

In addition, expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2007, which provides that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) from exceeding the following rates:

Expense
Fund	Limitation
RS Growth, Class A	1.49%
RS MidCap Opportunities, Class A	1.49%
RS Global Natural Resources, Class A	1.49%
RS Global Natural Resources, Class K	1.91%
RS Partners, Class A	1.49%
RS Partners, Class K	1.93%
RS Value, Class A	1.49%

Further, RS Investments will pay distribution expenses in respect of Class K shares of RS Global Natural Resources Fund and RS Partners Fund up to 0.02% and 0.04%, respectively, to the Funds’ distributor through April 30, 2007.

RS Investments does not intend to recoup any waived advisory fees from a prior year under expense limitations then in effect for certain Funds.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance &Annuity Company, Inc. (“GIAC”) and an affiliate of the Guardian Investor Services LLC(“GIS”), which acquired a majority ownership interest in RS Investments on August 31, 2006 (see Note 9), distributes the Funds shares as a retail broker-dealer. For the period August 31, 2006 through December 31, 2006, PAS received $5,194 for brokerage commisions from the Funds. Additionally, PAS received $2,154,754 for brokerage commisions from the 12 remaining series of the RSInvestment Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the period October 9, 2006 to December 31, 2006, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Commissions
RS Diversified Growth	$112
RS Growth Fund	1,060
RS Internet Age Fund®	272
RS Smaller Company Growth Fund	232
RS Emerging Growth Fund	589
The Information Age Fund®	219
RS MidCap Opportunities Fund	523
RS Partners Fund	998
RS Investors Fund	1,154
RS Value Fund	15,014
RS Global Natural Resources	11,779

b. Compensation of Trustees and Officers Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the year ended December 31, 2006. Collectively the disinterested Trustees received compensation from the Funds in the amount of $292,254 for the year ended December 31, 2006. During the year ended December 31, 2006, RS Investments reimbursed the Funds for certain additional compensation paid and expenses reimbursed to the Trustees in the amount of $188,191 and $6,203, respectively. Such amounts are included as an expense waiver by adviser in the Statement of Operations (see pages 116-117).

Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees Guardian Investor Services, LLC (“GIS”), an affiliate of RS Investments, is the Funds’ distributor. Prior to October 9, 2006, PFPC Distributors, Inc., a nonaffiliate of RSInvestments, was the Funds’ distributor. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds’ Board of Trustees. Under the Plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund, at an annual rate of 0.25% and 0.65% of the Fund’s Class A and Class K average daily net assets, respectively. RS Investments or its affiliates provide certain services in respect of the promotion of the Funds’ shares and are compensated by GIS for those services. In addition to payments under the Distribution Plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2006, is listed below.

Affiliated Issuers

(see Note 3d)

					Number of
		Number of Shares			Shares Held
		Held at Beginning	Gross	Gross	at End
Fund	Issuer	of Period	Additions	Reductions	of Period	Income	Value
RSGlobal Natural Resources	Anderson Energy Ltd.	3,194,400	1,418,600	—	4,613,000	$—	$15,348,317
	Basic Energy Services, Inc.	1,712,590	—	—	1,712,590	—		*
	Clear Energy, Inc.	3,736,000	964,990	4,700,990	—	—		*
						—	15,348,317

RSPartners	Aaron Rents, Inc.	—	2,294,070	—	2,294,070	97,199	66,023,335
	ADVO, Inc.	1,859,150	1,124,800	2,983,950	—	446,457		*
	Coinstar, Inc.	1,716,861	747,591	—	2,464,452	—	75,338,298
	Commercial Vehicle Group, Inc.	1,934,600	112,501	—	2,047,101	—	44,626,802
	Corinthian Colleges, Inc.	4,073,339	1,644,313	—	5,717,652	—	77,931,597
	eResearch Technology, Inc.	1,604,973	3,443,457	—	5,048,430	—	33,975,934
	LCA-Vision, Inc.	—	1,167,533	—	1,167,533	210,156	40,116,434
	John H. Harland Co.	1,334,530	43,200	1,377,730	—	617,944		*
	Spectrum Brands, Inc.	—	3,068,930	3,068,930	—	—		*
	Triarc Cos., Inc., Class B	6,000,000	3,100	—	6,003,100	2,880,744	120,062,000
	Tuesday Morning Corp.	653,925	2,098,771	2,752,696	—	1,256,660		*
						5,509,160	458,074,400

* Issuer is not an affiliated issuer at December 31, 2006.

Note 4 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005, was as follows:

	2006	2005
	Ordinary	Ordinary
	Income	Income
Fund	Total	Total

RS Diversified Growth	$—	$—
RS Emerging Growth	—	—
RS Growth	6,618,942	9,920,697
The Information Age Fund®	—	—
RS Internet Age Fund®	—	—
RS MidCap Opportunities	—	—
RS Smaller Company Growth	184,776	7,283,307
RS Global Natural Resources	63,302,678	103,654,670
RS Investors	2,797,755	—
RS Partners	8,179,243	175,064,592
RS Value	20,663,590	421,935

	2006	2005
	Long-Term	Long-Term
	Capital Gain	Capital Gain
Fund	Total	Total

RS Diversified Growth	$—	$—
RS Emerging Growth	—	—
RS Growth	19,509,057	20,864,016
The Information Age Fund®	8,895,016	—
RS Internet Age Fund®	—	—
RS MidCap Opportunities	8,090,839	—
RS Smaller Company Growth	13,291,001	22,403,743
RS Global Natural Resources	156,260,474	18,718,315
RS Investors	—	—
RS Partners	108,588,196	159,255,714
RS Value	59,416,618	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2006.

	Undistributed	Undistributed
	Ordinary	Long-Term
Fund	Income	Gains

RS Diversified Growth	$—	$—
RS Emerging Growth	—	—
RS Growth	4,464,174	886,029
The Information Age Fund®	531,958	1,456,921
RS Internet Age Fund®	—	—
RS MidCap Opportunities	4,835,850	724,058
RS Smaller Company Growth	1,505,471	126,306
RS Global Natural Resources	285,704	—
RS Investors	1,499,317	—
RS Partners	503,047	33,019,058
RS Value	8,247,293	18,038,115

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

Capital Loss Carryovers

(see Note 4a)

		Expiring
Fund	2009	2010	Total

RS Diversified Growth	—	$130,808,932	$130,808,932
RS Emerging Growth	$648,644,163	722,212,997	1,370,857,160
RS Growth	—	—	—
The Information Age Fund®	—	—	—
RS Internet Age Fund®	103,042,909	17,305,520	120,348,429
RS MidCap Opportunities	—	—	—
RS Smaller Company Growth	—	—	—
RS Global Natural Resources	—	—	—
RS Investors	—	—	—
RS Partners	—	—	—
RS Value	—	—	—

See the chart on the previous page for capital loss carryovers available to the Funds at December 31, 2006.

During the year ended December 31, 2006, the Funds utilized capital loss carryovers as follows:

Fund

RS Diversified Growth	$39,177,620
RS Emerging Growth	132,110,409
RS Growth	—
The Information Age Fund®	—
RS Internet Age Fund®	6,793,425
RS MidCap Opportunities	10,245,770
RS Smaller Company Growth	—
RS Global Natural Resources	—
RS Investors	—
RS Partners	—
RS Value	27,673,239

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Funds elected to defer net capital and currency losses as follows:

Fund

RS Diversified Growth	$—
RS Emerging Growth	—
RS Growth	36
The Information Age Fund®	—
RS Internet Age Fund®	—
RS MidCap Opportunities	7
RS Smaller Company Growth	—
RS Global Natural Resources	1,151,738
RS Investors	3,745
RS Partners	53,713
RS Value	24,309

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2006, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Tax Cost of Investments
(see Note 4b)

		Net Unrealized
		Appreciation/(Depreciation)	Gross Unrealized	Gross Unrealized
Fund	Cost of Investments	on Investments	Appreciation	Depreciation

RS Diversified Growth	$195,133,767	$21,884,931	$26,389,327	$4,504,396
RS Emerging Growth	609,051,065	136,190,710	149,964,872	13,774,162
RS Growth	168,819,783	25,375,142	28,996,280	3,621,138
The Information Age Fund®	70,396,457	14,274,859	16,774,127	2,499,268
RS Internet Age Fund®	49,783,177	14,615,354	15,884,615	1,269,261
RS MidCap Opportunities	243,827,427	23,773,569	30,663,221	6,889,652
RS Smaller Company Growth	258,316,105	39,706,269	45,821,117	6,114,848
RS Global Natural Resources	1,324,147,739	292,754,352	328,073,327	35,318,975
RS Investors	58,476,211	5,860,191	7,998,256	2,138,065
RS Partners	1,832,620,361	474,603,083	521,964,821	47,361,738
RS Value	1,486,692,251	333,795,257	347,284,256	13,488,999

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2006, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold

RS Diversified Growth	$571,307,436	$768,851,863
RS Emerging Growth	1,020,513,811	1,274,733,674
RS Growth	352,010,096	380,246,286
The Information Age Fund®	142,773,145	155,189,808
RS Internet Age Fund®	76,981,385	92,968,162
RS Midcap Opportunities	554,993,875	526,620,057
RS Smaller Company Growth	446,222,366	406,516,174
RS Global Natural Resources	1,000,055,298	1,193,853,355
RS Investors	82,894,822	68,306,382
RS Partners	1,452,075,302	1,201,324,181
RS Value	1,244,105,235	1,122,345,896

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

c. Short Sales Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with the Fund’s broker. The Fund maintains collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Fund records the proceeds received as an asset and the obligation to buy back the securities as a liability. The liability side of the transactions is marked to market on a daily basis according to the market price of the securities sold and the asset side according to the value of the proceeds.

Only RS Internet Age Fund® lists short sales among its principal investment strategies in the Funds’ prospectus, which it may enter into up to a value of 25% of the Fund’s total assets. For the year ended December 31, 2006, the cost of investments purchased to cover short sales and the proceeds from investments sold short in the RS Internet Age Fund® were $819,523 and $1,277,980, respectively.

During the year ended December 31, 2006, there was no dividend expense on short sales.

d. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees as outlined in Note 1a, paragraph 2. See the table below for restricted securities held at December 31, 2006.

Restricted Securities

(see Note 5d)

					Acquisition	% of Funds’
Fund	Security	Shares	Cost	Value	Date	Net Assets
RS Global Natural Resources	Ivanhoe Nickel & Platinum Ltd.	203,624	$784,997	$1,018,120	4/27/97- 5/7/98	0.06%

RS Value	Ivanhoe Nickel & Platinum Ltd.	698,422	2,837,501	3,492,110	4/25/97- 5/7/98	0.17%

Note 6 Fund Merger

On October 13, 2006, RS Partners Fund acquired the assets and liabilities of The Guardian UBS Small Cap Value Cap Fund through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of The Guardian UBS Small Cap Value Fund approved the merger at a meeting held on September 28, 2006. The chart below shows a summary of shares outstanding, net assets, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

Fund Merger

(see Note 6)

	Before Reorganization		After Reorganization
	The Guardian UBS Small Cap Value Fund	RS Partners	RS Partners

Shares outstanding:
Class A	1,182,382	69,657,059	70,639,696
Class B	972,490	N/A	N/A
Class C	941,978	N/A	N/A
Class K	1,124,329	N/A	362,304
Net assets:
Class A	$13,457,271	$2,440,492,606	$2,474,924,198
Class B	10,655,304	N/A	N/A
Class C	10,319,017	N/A	N/A
Class K	12,695,133	N/A	12,695,133
Net asset value per share:
Class A	$11.38	$35.04	$35.04
Class B	10.96	N/A	N/A
Class C	10.95	N/A	N/A
Class K	11.29	N/A	35.04
Net unrealized appreciation/(depreciation)	4,865,913	396,295,792	401,161,705
Accumulated net realized gain/(loss)	(80,887)	101,661,312	101,661,312

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investments entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by individuals) and associated legal fees relating to these regulatory proceedings.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint includes RS Investments, the Trust, and certain current or former Trustees, sub-advisers, employees, and officers of the Trust or RS Investments as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that Fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. While initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 9 Sales Transaction

On August 31, 2006, Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian Life Insurance Company of America, acquired approximately 65% of the ownership interest in RSInvestments. The Funds entered into a new investment advisory agreement with RS Investments as of that date. GIS’s acquisition of that interest in RSInvestments did not result in any change in the personnel engaged in the management of any of the Funds or in the investment objective or policies of any of the Funds. RS Investments’ continued service as the investment adviser to the RS Funds after the acquisition was approved by the Funds’ Board of Trustees and the shareholders of the Funds.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note 10 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interests and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RS Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund (eleven of the portfolios constituting a series of the RS Investment Trust and hereafter referred to as the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2007